UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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AngioDynamics, Inc.

(Name of Registrant as Specified In Its Charter)

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ANGIODYNAMICS, INC.

603 Queensbury Avenue

Queensbury, New York 12804

(518) 798-1215

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of AngioDynamics, Inc. to be held on Tuesday, October 21, 2008 at 9:00 a.m., local time, at The Fairmont Sonoma Mission Inn, 100 Boyes Boulevard, Sonoma, California.

At this year’s Annual Meeting you will be asked to consider and vote upon proposals to: (i) elect three directors; (ii) ratify the appointment of AngioDynamics’ independent registered public accountants, (iii) amend AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 2,000,000 to 3,000,000; (iv) amend AngioDynamics’ Employee Stock Purchase Plan to increase the aggregate number of shares of common stock that may be offered under the plan from 200,000 to 400,000; and (iv) transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

This year we are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. Instead of mailing printed copies to each stockholder, we are mailing a Notice of Internet Availability which contains instructions on how to access your proxy materials, how each stockholder can receive a paper copy of proxy materials, including this Proxy Statement, our annual report on Form 10-K and a form of proxy card, and how to access your proxy card to vote through the Internet or by telephone. We believe that this new e-proxy process will expedite stockholders’ receipt of proxy materials and lower the costs and reduce the environmental impact of our annual meeting.

Your Board of Directors unanimously believes that election of its nominees for directors, ratification of independent registered public accountants, amendment to AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 2,000,000 to 3,000,000 and amendment to AngioDynamics’ Employee Stock Purchase Plan to increase the aggregate number of shares of common stock that may be offered under the plan from 200,000 to 400,000 are in the best interest of AngioDynamics and its stockholders, and, accordingly, recommends a vote “FOR” each proposal.

In addition to the business to be transacted as described above, management will address the stockholders with respect to AngioDynamics’ developments of the past year and respond to comments and questions of general interest to stockholders.

Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number or over the Internet. If you requested and received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Instructions regarding all three methods of voting are contained on the proxy card. Voting by proxy will ensure your shares are represented at the Annual Meeting.

Sincerely,

Eamonn P. Hobbs
President & Chief Executive Officer

ANGIODYNAMICS, INC.

603 Queensbury Avenue

Queensbury, New York 12804

(518) 798-1215

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

I am pleased to give you notice that the 2008 Annual Meeting of Stockholders of AngioDynamics, Inc. will be held at The Fairmont Sonoma Mission Inn, 100 Boyes Boulevard, Sonoma, California, on Tuesday, October 21, 2008 at 9:00 a.m., local time for the following purposes:

1.	to elect three Class II directors of AngioDynamics, each for a term of three years;

2.	to ratify the appointment of PricewaterhouseCoopers LLP as AngioDynamics’ independent registered public accounting firm for the fiscal year ending May 31, 2009;

3.	to amend AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 2,000,000 to 3,000,000;

3.	To amend AngioDynamics’ Employee Stock Purchase Plan to increase the aggregate number of shares of common stock that may be offered under the plan from 200,000 to 400,000; and

4.	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The board of directors has fixed the close of business on August 28, 2008 as the record date for the annual meeting. Only stockholders of record of AngioDynamics common stock on the close of business on that date are entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

Gregory J. Champion, Secretary
Queensbury, New York

Dated: September 9, 2008

Whether or not you plan to attend the meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you requested and received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.

If you wish to attend the annual meeting, please check the appropriate box on the enclosed proxy card and return it in the enclosed envelope.

The annual meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof. Any business for which notice is hereby given may be transacted at any such adjourned meeting.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to be Held on October 21, 2008.

Our Proxy Statement for the Annual Meeting of Stockholders, the proxy card, and annual report on Form 10-K for our fiscal year ended May 31, 2008 are available on the following website: www.proxyvote.com. To view materials via the Internet please follow the instructions set forth on the Notice regarding Internet Availability mailed to all stockholders of record on or about September 9, 2008.

i

ANGIODYNAMICS, INC.

603 Queensbury Avenue

Queensbury, New York 12804

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

OF ANGIODYNAMICS, INC.

October 21, 2008

Introduction

This proxy statement is being furnished to the stockholders of AngioDynamics, Inc. by the board of directors of AngioDynamics in connection with the solicitation of proxies for use at our 2008 Annual Meeting of Stockholders to be held at The Fairmont Sonoma Mission Inn, 100 Boyes Boulevard, Sonoma, California, on Tuesday, October 21, 2008 at 9:00 a.m., local time, or at any adjournment or postponement thereof. Unless the context otherwise requires, “we,” “us,” “the Company,” and similar terms refer to AngioDynamics, Inc.

Our principal executive offices are located at 603 Queensbury Avenue, Queensbury, New York 12804.

Notice of Electronic Availability of Proxy Statement and Annual Report

As permitted by rules recently adopted by the Securities and Exchange Commission, we are making this proxy statement and our annual report on Form 10-K available to our stockholders electronically via the Internet. On September 9, 2008, we mailed to our stockholders a Notice containing instructions on how to access this proxy statement and our annual report on Form 10-K and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report on Form 10-K. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Proposals to be Considered

At the annual meeting, we will ask holders of our common stock to consider and vote upon the following items:

Election of Directors

The election of three of AngioDynamics’ nine directors, namely Vincent A. Bucci, Howard W. Donnelly and Charles T. Orsatti. If elected, these Class II directors will each serve until the 2011 annual meeting of stockholders and their respective successors are duly elected and qualified.

Ratification of Appointment of Independent Registered Public Accounting Firm

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2009.

Amendment to AngioDynamics’ 2004 Stock and Incentive Award Plan

Approval of an amendment to AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 2,000,000 shares to 3,000,000 shares.

Amendment to AngioDynamics Employee Stock Purchase Plan

Approval of an amendment to AngioDynamics’ Employee Stock Purchase Plan to increase the aggregate number of shares of common stock that may be offered under the plan from 200,000 to 400,000.

Record Date; Voting Securities

Stockholders of record at the close of business on August 28, 2008, the record date for the annual meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof. As of the close of business on the record date there were 24,263,183 outstanding shares of our common stock entitled to notice of and to vote at the annual meeting. Holders of our common stock have one vote per share on each matter to be acted upon. A list of the stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and for 10 days prior to the annual meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal executive offices at 603 Queensbury Avenue, Queensbury, New York 12804, by contacting the Secretary of our company.

Votes Required

Quorum

A majority of the outstanding shares of common stock present in person or by proxy is required to constitute a quorum at the meeting. For purposes of determining the presence of a quorum for transacting business at the annual meeting, abstentions and broker “non-votes” (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary power) will be treated as shares that are present.

Election of Directors

The directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the annual meeting. Abstentions and broker “non-votes” on the election of directors will have no effect because they will not represent votes cast at the annual meeting for the purpose of electing directors.

Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2009 will require the affirmative vote of a majority of the votes cast at the annual meeting. For purposes of this proposal, abstentions will have the same effect as votes against the proposal; however, broker non-votes will have no effect on such proposal.

Amendment to AngioDynamics’ 2004 Stock and Incentive Award Plan and AngioDynamics’ Employee Stock Purchase Plan

The proposals to approve an amendment to AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 2,000,000 shares to 3,000,000 shares and to amend AngioDynamics’ Employee Stock Purchase Plan to increase the aggregate number of shares of common stock that may be offered under the plan from 200,000 to 400,000, each require the affirmative vote of a majority of the votes cast at the annual meeting. For purposes of this proposal, abstentions will have the same effect as votes against the proposal; however, broker non-votes will have no effect on such proposal.

Voting of Proxies

Shares of our common stock will be voted in accordance with the instructions contained in the proxies. If you return a signed proxy card without indicating your vote, your shares will be voted:

•	“FOR” the election as directors of the persons who have been nominated by the board of directors;

•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as AngioDynamics’ independent registered public accounting firm for the fiscal year ending May 31, 2009;

•

“FOR” the approval of the amendment to AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 2,000,000 to 3,000,000;

•

“FOR” the approval of the amendment to AngioDynamics’ Employee Stock Purchase Plan to increase the aggregate number of shares of common stock that may be offered under the plan from 200,000 to 400,000; and

•

with respect to any other matter that may properly be brought before the annual meeting in accordance with the judgment of the person or persons voting. We do not expect that any matter other than as described in this proxy statement will be brought before the annual meeting.

Revocability of Proxies; How to Vote

The grant of a proxy does not preclude a stockholder from voting in person. You may revoke a proxy at any time prior to your proxy being voted at the annual meeting by:

•	delivering to our Secretary prior to the annual meeting, a written notice of revocation bearing a later date or time than the proxy;

•	timely delivering to us a signed proxy card with a date later than your previously delivered proxy;

•	granting a subsequent proxy through the Internet or telephone; or

•	attending the annual meeting and voting in person.

Attendance at the annual meeting will not by itself constitute revocation of a proxy. If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies. We do not expect to adjourn the annual meeting for a period of time long enough to require the setting of a new record date for such meeting.

If your shares are registered directly in your name with our transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the “shareholder of record.” On September 9, 2008 we mailed to you a Notice containing instructions on how to access this proxy statement and our annual report and vote online.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

Solicitation of Proxies

The cost of solicitation of proxies being solicited on behalf of the board of directors will be borne by us. In addition to the use of the mail and the Internet, proxy solicitation may be made by telephone, facsimile and personal interview by our officers, directors and employees.

PROPOSAL 1—ELECTION OF DIRECTORS

Nominees

Our board of directors currently consists of nine directors. The board is classified into three classes, each of which has a staggered three-year term. At the annual meeting, our stockholders will elect three Class II directors. If elected, Howard W. Donnelly, Vincent A. Bucci and Charles T. Orsatti will hold office until the annual meeting of stockholders to be held in 2011 and until their successors are duly elected and qualified. Robert E. Flaherty, a current Class II director, is not a nominee for election as a director at the annual meeting. The Class I directors and Class III directors will continue in office during the terms indicated below. Unless otherwise specified, all proxies received will be voted in favor of the election of the nominees named below as directors of the Company. Directors will be elected by a plurality of the votes cast, in person or by proxy, at the annual meeting.

The term of each of the current Class II directors expires at the 2008 annual meeting and when his respective successor is duly elected and qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director if elected. Should any of the nominees not remain a candidate for election at the date of the annual meeting, proxies will be voted in favor of the nominees who remain candidates and may be voted for substitute nominees selected by the board of directors. Set forth below is biographical information for each nominee and for each director whose term of office will continue after the annual meeting.

Nominees to serve as Class II Directors for a Term Expiring at the 2011 Annual Meeting:

Howard W. Donnelly, age 47, joined our board of directors in March 2004. Mr. Donnelly is currently President of Concert Medical, LLC, a contract manufacturer of interventional medical devices. In addition, Mr. Donnelly is a principal in two privately held start-up medical device companies that are targeting the regional anesthetic and general anesthesia markets, respectively. From 1999 to 2002, he was President of Level 1, Inc., a medical device manufacturer and a subsidiary of Smiths Group. From 1990 to 1999, Mr. Donnelly was employed at Pfizer, Inc., with his last position being Vice President, Business Planning and Development, for Pfizer’s Medical Technology Group from 1997 to 1999. Mr. Donnelly is currently a director of Vital Signs, Inc., a medical device manufacturer for the anesthesia, critical care and sleep disorder markets.

Vincent A. Bucci, age 53, joined our board of directors in January 2007 and was named Chairman in July 2007. From 1999 to 2007, Mr. Bucci served as Chairman of the board of directors of RITA Medical Systems, Inc., which we acquired in January 2007. Mr. Bucci has held the position of President of Health Policy Associates, Inc., a consulting company, since 1992. Mr. Bucci holds a B.A. from Bates College and a J.D. in Public Law and an M.A. in Government, both from Georgetown University.

Charles T. Orsatti, age 64, is a nominee for election to our board of directors. Mr. Orsatti has been a director of SRI/Surgical Express Inc., a central processing and supply chain management services company serving hospitals and surgery centers, since 2004, and Gyntec, Inc., a late stage development company for women’s healthcare products, since 2007. Mr. Orsatti also served as a director of djOrthopedics, Inc., an NYSE-listed orthopedic sports medicine company, until November 2007. Since 1995, Mr. Orsatti has been Chairman and Managing Partner of Fairfield Capital Partners, Inc., a private equity investment firm. Prior to 1995, Mr. Orsatti was Chairman and Chief Executive Officer of Fairfield Medical Products Corporation, a manufacturer of critical care products. From 1983 to 1986, he was Chief Executive Officer of Coloplast, Inc., a manufacturer of single use products and then served as Chief Operating Officer and President of two medical divisions of British Oxygen Corporation. Mr. Orsatti began his career with the medical products division of Air Products and Chemicals, Inc. and subsequently worked for the Critikon Division of Johnson & Johnson.

Recommendation of the Board of Directors

The board of directors recommends a vote “FOR” the election of each of the nominees.

Other Directors

The following Class I and Class III directors will continue on the board of directors for the terms indicated:

Class I Directors (Term Expiring at the 2010 Annual Meeting):

Paul S. Echenberg, age 64, has been a director since 1996 and served as Chairman of our board of directors from February 2004 through July 2007. He has been the President, Chief Executive Officer and a director of Schroders & Associates Canada Inc., an investment buy-out advisory services company, and a director of Schroders Ventures Ltd., an investment firm, since 1996. He is also a founder and has been a general partner and director of Eckvest Equity Inc., a personal investment and consulting services company since 1989. From 1970 to 1989, he was President and Chief Executive Officer of Twinpak Inc. and Executive Vice President of CB Pak Inc., both packaging companies. He also co-founded BDE & Partners, an investment banking and strategic advisory services firm, in 1991. He is a director of Lallemand Inc., Benvest New Look Income Trust and A.P. Plasman Corp.

Jeffrey G. Gold, age 60, has served as a director since 1997. Mr. Gold is currently serving as Venture Partner for Longitude Capital, a healthcare venture capital fund. Mr. Gold was President and CEO of CryoVascular Systems, a peripheral vascular disease device company, from 2001 through its sale to Boston Scientific in 2005. From 1997 to 2001, he was Executive Vice President and Chief Operating Officer of Cardio Thoracic Systems, Inc., a company engaged in the development and introduction of devices for beating-heart coronary bypass surgery. Before that, Mr. Gold spent 18 years with Cordis Corporation in a variety of senior management roles including Vice President of Manufacturing and Vice President of Research and Development, and was a co-founder and President of Cordis Endovascular Systems, a Cordis subsidiary engaged in the interventional neuroradiology business. At Cordis, Mr. Gold also had responsibility for its peripheral vascular business. He serves on the board of directors of several start-up medical device companies and is a member of the Executive Committee for the Center for Entrepreneurship and Innovation at the University of Florida and a member of the Commercialization Advisory Board for the Cleveland Clinic.

Dennis S. Meteny, age 55, joined our board of directors in March 2004. In 2006, Mr. Meteny was appointed President and Chief Executive Officer of Cygnus Manufacturing Company LLC, a privately held manufacturer of minimally and non-invasive medical device products, health and safety components, and high precision transportation, aerospace and industrial products. From 2003 to 2006, Mr. Meteny was an Executive-in-Residence at the Pittsburgh Life Sciences Greenhouse, a strategic economic development initiative of the University of Pittsburgh Health System, Carnegie Mellon University, the University of Pittsburgh, the State of Pennsylvania and local foundations. From 2001 to 2003, he served as President and Chief Operating Officer of TissueInformatics, Inc., a privately held company engaged in the medical imaging business. From 2000 to 2001, Mr. Meteny was a business consultant to various technology companies. Prior to that, Mr. Meteny spent 15 years in several executive-level positions, including as President and Chief Executive Officer, from 1994 to 1999, of Respironics, Inc. a cardio-pulmonary medical device company. Mr. Meteny began his career in 1975 with Ernst & Young LLP. Mr. Meteny holds a B.S. Degree in Accounting from The Pennsylvania State University and an MBA from the University of Pittsburgh.

Class III Directors (Term expiring at the 2009 Annual Meeting):

Eamonn P. Hobbs, age 50, is one of our co-founders. He has been our President and Chief Executive Officer since June 1996 and a director since our inception. From 1991 until September 2002, Mr. Hobbs was a Vice President, and from October 2002 to May 2004 was a Senior Vice-President of E-Z-EM Inc., our former parent company, with operational responsibility for our company. He was first employed by E-Z-EM from 1985 to 1986 and was continuously employed by E-Z-EM from 1988 until our inception. From 1986 to 1988, Mr. Hobbs was Director of Marketing for the North American Instrument Corporation (NAMIC), a medical device company later acquired by Boston Scientific. Mr. Hobbs started his career at Cook Incorporated, a leading manufacturer of interventional radiology, interventional cardiology and gastroenterology medical devices. Mr. Hobbs has over 23 years experience in the interventional radiology, interventional cardiology and gastroenterology medical device industries. He is a bio-medical engineer, having completed a Bachelor of Sciences in Plastics Engineering with a Biomaterials emphasis at University of Lowell in 1980. Mr. Hobbs is the only business executive from the medical device industry to serve on the strategic planning committee of the Society of Interventional Radiology, or SIR, and is a frequent invited lecturer on the future of interventional radiology and interventional radiology practice trends.

Wesley E. Johnson, Jr., age 50, joined our board in January 2007. From 2003 to 2007, Mr. Johnson served as a member of the board of RITA Medical Systems, Inc. Since February 2008, Mr. Johnson has served as President, CEO and director of Cardiokinetix, Inc., a developer of medical devices for the treatment of congestive heart failure. From October 2005 to February 2008, Mr. Johnson served as General Manager of Abbott Spine, S.A., a division of Abbott Laboratories. From June 2003 to October 2005, Mr. Johnson served as Division Vice President, Finance for Abbott Spine. From May 1999 to June 2003, he served as Vice President of Operations and Chief Financial Officer for Spinal Concepts. Mr. Johnson holds a B.B.A. in Accounting from Texas A&M University and became a certified public accountant in 1981.

Steven R. LaPorte, age 58, joined our board in January 2007. From 2005 to 2007, Mr. LaPorte served as a member of the board of RITA Medical Systems, Inc. From 2002 until his retirement in August 2005, Mr. LaPorte served as the Vice President of NeuroVentures and Business Development at Medtronic, Inc., a global leader in medical technology. Prior to this, from 2000 to 2002, Mr. LaPorte served as Vice President and General Manager of Medtronic’s Drug Delivery Division; from 1994 to 2000, he held the position of Vice President and General Manager of Medtronic’s Electrophysiology Systems Division; and from 1988 to 1994 he was the Vice President of Operations for Medtronic’s Neurological Division. He began his career at Medtronic in 1978. Mr. LaPorte received his M.B.A. from the University of Minnesota and a B.S. in mathematics and computer science from the University of Wisconsin Stevens Point.

Corporate Governance, Board Independence and Committees of the Board

Board Independence

A majority of our directors must qualify as independent under the listing standards of The Nasdaq Stock Market LLC. Under the Nasdaq listing standards, an “independent director” is a director who is not an officer or employee of AngioDynamics or any subsidiary and who does not have any relationship that the board of directors believes would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board reviews the relationships that each director has with our company on an annual basis and only those directors having no direct or indirect material relationship with our company and who qualify as independent under the Nasdaq listing standards will be considered independent directors of AngioDynamics.

Our board of directors has determined that eight of our nine directors and nominees—Messrs. Gold, Donnelly, Meteny, Echenberg, LaPorte, Johnson, Orsatti and Bucci—are independent under the Nasdaq listing standards.

Committees of the Board

The board of directors has three standing committees, the members of which have been elected by the board: the audit committee; the nominating and corporate governance committee; and the compensation committee. Each committee is composed entirely of independent directors and the chairman and members of each committee are appointed annually by the board. Each committee is authorized to retain its own outside counsel and other advisors as it desires, subject to, for the nominating and corporate governance committee and the compensation committee, a $100,000 annual limitation on fees and expenses for such counsel and advisors without the full board’s prior consent.

Each committee has adopted a written charter, and a brief summary of each committee’s responsibilities follows.

Audit Committee and Audit Committee Financial Expert. The audit committee assists our board of directors in its oversight of (i) the integrity of our financial statements, financial reporting process, system of internal controls over financial reporting, and audit process, (ii) our compliance with, and process for, monitoring compliance with, legal and regulatory requirements, (iii) our independent registered public accounting firm’s qualifications and independence, and (iv) the performance of our independent registered public accounting firm. The audit committee also provides an open avenue of communication between the independent registered public accounting firm and the board. The authority and responsibilities of the audit committee are set forth in detail in its charter, which is available on our website located at www.angiodynamics.com1 under the “Corporate Governance Highlights—Committee Charters—Audit Committee” caption.

The members of the audit committee are Howard W. Donnelly, Wesley E. Johnson and Dennis S. Meteny, each of whom has been determined by our board to be independent under the Nasdaq listing standards. The board has also determined that each member of the audit committee is financially literate in accordance with the Nasdaq listing standards and that Mr. Meteny is an “audit committee financial expert,” as defined under SEC rules. The audit committee met 10 times during our 2008 fiscal year.

Compensation Committee

The compensation committee is responsible for (i) developing and evaluating potential candidates for executive positions, (ii) reviewing and recommending to the board each year the objectives that shall be the basis for the payment of the annual incentive compensation to the CEO, (iii) reviewing our CEO’s performance annually in light of the committee’s established goals and objectives, (iv) reviewing and approving the evaluation process and compensation structure for our other executive officers annually and overseeing management’s decisions concerning the performance and compensation of our other executive officers and (v) reviewing and administering our incentive compensation and other stock-based plans and recommending changes in such plans to the board, as needed. The authority and responsibilities of the compensation committee are set forth in detail in its charter, which is available on our website located at www.angiodynamics.com under the “Corporate Governance Highlights—Committee Charters—Compensation Committee” caption.

The members of the compensation committee are Paul S. Echenberg and Steve LaPorte, and during our fiscal year 2008, Robert E. Flaherty, each of whom has been determined by our board of directors to be independent under the Nasdaq listing standards. The compensation committee met 8 times during fiscal 2008.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for (i) assisting the board in identifying individuals qualified to serve as directors of our company and on committees of the board, (ii) advising the board with respect to the board composition, procedures and committees, (iii) developing and recommending to the board a set of corporate governance principles applicable to our company, including principles for determining the form and amount of director compensation, and (iv) overseeing the evaluation of the board and our management. The nominating and corporate governance committee maintains the following guidelines for selecting nominees to serve on the board.

[1]	This website address is not intended to function as a hyperlink, and information on our website is not a part of our proxy soliciting material.

The nominating and corporate governance committee may apply several criteria in selecting nominees. At a minimum, the committee shall consider (a) whether each such nominee has demonstrated, by significant accomplishment in his field, an ability to make a meaningful contribution to the board’s oversight of the business and affairs of our company, and (b) the nominee’s reputation for honesty and ethical conduct in his personal and professional activities. Additional factors that the committee may consider include a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, potential conflicts of interest and any other factors or qualities that the committee believes will enhance the board’s ability to effectively manage and direct our company’s affairs and business, including, where applicable, the ability of board committees to perform their duties or satisfy any independence requirements under the Nasdaq listing standards or otherwise.

The nominating and corporate governance committee will identify nominees by first evaluating the current members of our board of directors whose terms are expiring and who are willing to continue in service. In doing so, the committee will balance the skills and experience of such current directors, as well as the value of continuity of their service, with that of obtaining new perspectives for the board. For new nominees, the committee will identify potential candidates based on input from members of the board and management and, if the committee deems it appropriate, from one or more third-party search firms.

Once a person has been identified by the committee as a potential candidate, the committee will assess, based on publicly available information regarding the person, whether the candidate should be considered further. If the committee determines that the candidate warrants further consideration and the person expresses a willingness to be considered and to serve on the board, the committee will request information from the candidate, review his or her accomplishments and qualifications and conduct one or more interviews with the candidate. If the candidate appears qualified, committee members may also contact references provided by the candidate or other persons with first-hand knowledge of the candidate’s experience and accomplishments. Additionally, candidates may be requested to meet with some or all of the other members of the board of directors. Using the input from these interviews and the other information it has obtained, the committee will determine whether it should recommend that the board nominate, or elect to fill a vacancy with, a final prospective candidate. The committee’s evaluation process is the same for candidates recommended by stockholders.

The authority and responsibilities of the nominating and corporate governance committee are set forth in detail in its charter, which is available on our website located at www.angiodynamics.com under the “Corporate Governance Highlights—Committee Charters—Nominating and Corporate Governance Committee” caption.

The members of the nominating and corporate governance committee are Paul S. Echenberg, Jeffrey G. Gold, and Howard W. Donnelly, each of whom has been determined by our board of directors to be independent under the Nasdaq listing standards. The nominating and corporate governance committee met 6 times during fiscal 2008.

Recommendations by Stockholders of Director Nominees

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names and appropriate background and biographical information to the Nominating and Corporate Governance Committee, c/o AngioDynamics, Inc., 603 Queensbury Avenue, Queensbury, New York 12804 at least 120 days prior to the anniversary of the date on which our proxy statement was first released to stockholders for the previous year’s annual meeting. Assuming that the appropriate information has been timely provided, the committee will consider these candidates in the same manner as it considers other board candidates it identifies. Our stockholders also have the right to nominate director candidates without any action on the part of the nominating and corporate governance committee or our board of directors by following the advance notice provisions of our by-laws as described under “Nomination of Directors.”

Meetings of the Board and Committees

Our board of directors held 6 meetings during fiscal 2008. Each incumbent director attended at least 75% of all meetings of the board and of each committee of which he was a member that were held during the period in which he was a director or committee member.

Communications with the Directors

Stockholders may communicate in writing with any particular director, the independent directors as a group, or the entire board by sending such written communication to the Secretary of the Company at the Company’s principal executive offices, 603, Queensbury Avenue, Queensbury, New York 12804. Copies of written communications received at such address will be provided to the board or the relevant director or directors unless such communications are determined by our outside counsel to be inappropriate for submission to the intended recipient(s). However, any communication not so delivered will be made available upon request to any director. Examples of stockholder communications that would be considered inappropriate for submission include, without limitation, customer complaints, business solicitations, product promotions, résumés and other forms of job inquiries, junk mail and mass mailings, as well as material that is unduly hostile, threatening, illegal or similarly unsuitable.

Policy on Director Attendance at Annual Meetings

All board members are expected to attend our annual meetings of stockholders absent an emergency or other unforeseen circumstances. Attendance at the annual meeting will be considered by the nominating and corporate governance committee in assessing director performance. All of our directors named in this proxy statement who were then members of the board attended our annual meeting of stockholders in 2007.

Code of Business Conduct and Ethics

Our board of directors has adopted a written Code of Business Conduct and Ethics for our company. Our Code of Business Conduct and Ethics is available on our website located at www.angiodynamics.com under the “Corporate Governance Highlights—Governance Documents—Code of Ethics” caption.

OWNERSHIP OF SECURITIES

The following table sets forth the AngioDynamics common stock beneficially owned by each of our directors, each of our named executive officers, all of our directors and executive officers as a group and all other persons known to us who beneficially own 5% or more of the outstanding AngioDynamics common stock as of August 28, 2008. Except as otherwise noted, each individual director or named executive officer had sole voting and investment power with respect to the AngioDynamics common stock. As of August 28, 2008 there were 24,263,183 shares of our common stock outstanding.

	Number of Shares of Common Stock Owned(a)		% of Outstanding Shares
5% Owners
Wellington Management Company, LLC 75 State Street Boston, MA 02109	2,118,605	(b)	8.7

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	1,349,032	(c)	5.5

Dimensional Fund Advisors LP 1299 Ocean Avenue, Santa Monica, CA 90401	1,326,205	(d)	5.5

Linda B. Stern 23 I.U. Willets Road Old Westbury, New York 11568	1,324,685	(e)	5.5

Directors
Eamonn P. Hobbs	201,507		*
Paul S. Echenberg	178,685		*
Vincent A. Bucci	61,172		*
Dennis S. Meteny	42,000		*
Jeffery G. Gold	41,891		*
Robert E. Flaherty	38,200		*
Howard W. Donnelly	37,000		*
Wesley E. Johnson, Jr.	27,517		*
Steven R. LaPorte	21,724		*

Officers
John J. Soto(f)	43,047		*
William M. Appling	33,739		*
Harold C. Mapes	31,326		*
Robert M. Rossell(g)	31,114		*
D. Joseph Gersuk	18,308		*
Robert D. Mitchell(h)
All directors and executive officers as a group (13 persons)	764,183		3.1

(a)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Under those rules, shares of common stock subject to options that are exercisable or will become exercisable within 60 days of August 28, 2008 and performance share awards that will vest within 60 days of August 28, 2008 are deemed to be outstanding and to be beneficially owned by the person holding the securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(b)	Share ownership information based upon a Schedule 13G/A filed by Wellington Management Company, LLC on February 12, 2008. According to the Schedule 13G/A, Wellington Management Company, LLC beneficially owns 2,118,605 shares, has shared voting power with respect to 1,617,248 shares and has shared dispositive power with respect to 2,070,705 shares.
(c)	Share ownership information based upon on Schedule 13G filed by T. Rowe Price Associates, Inc. on February 13, 2008. According to the Schedule 13G, T. Rowe Price Associates beneficially owns 1,349,032 shares, has sole voting power with respect to 439,900 and sole dispositive power with respect to 1,349,032 shares. These securities are owned by various individual institutional investors to which T. Rowe Price Associates serves as investment advisor with power to direct investments and/or sole power to vote these securities.
(d)	Share ownership information based upon a Schedule 13G filed by Dimensional Fund Advisors LP on February 6, 2008. According to the Schedule 13G, Dimensional Fund Advisors LP beneficially owns and has sole dispositive and voting power with respect to 1,326,205 shares.
(e)	Share ownership information obtained from a Schedule 13D/A filed by Linda B. Stern and the Estate of Howard S. Stern (the “Estate”) on June 28, 2007. Linda B. Stern, the wife of the late Howard S. Stern, is the executor and primary beneficiary of the Estate and is deemed to share beneficial ownership of the 1,323,794 shares held by the Estate. In addition, Mrs. Stern has beneficially owns and has sole dispositive and voting power with respect to 891 shares.
(f)	Mr. Soto’s employment terminated on 6/2/2008. Includes options to purchase 43,047 shares of our common stock.
(g)	Includes 100 shares owned jointly with Mr. Rossell’s spouse.
(h)	Mr. Mitchell’s employment terminated on 2/28/2008. Mr. Mitchell does not own any options to purchase shares of our common stock. We do not have any information with respect to Mr. Mitchell’s holdings of our common stock.
*	Less than 1%.

Equity Compensation Plan Information

The following table sets forth information, as of August 28, 2008, with respect to compensation plans under which our equity securities are authorized for issuance.

	(a)		(b)		(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(3)
Equity compensation plans approved by security holders	2,472,687	(1)	$17.84	(2)	84,321	(3)
Equity compensation plans not approved by security holders	None		None		None
Total	2,472,687		$17.84		84,321

(1)	Includes 20,301 shares underlying restricted stock units and 20,300 shares underlying performance share awards issued under the 2004 Stock and Incentive Award Plan.
(2)	The weighted-average exercise price does not take into account the awards described in footnote (1) to this table.
(3)	Includes 6,900 shares reserved for issuance under our 2004 Stock and Incentive Award Plan, which provides for grants of stock options, restricted stock, stock appreciation rights, performance units, performance shares and other incentive awards. Also includes 77,421 shares reserved for purchase under our Employee Stock Purchase Plan.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

AngioDynamics operates in an extremely competitive industry. The compensation committee of the board of directors believes that the compensation programs for the named executive officers should be designed to attract, motivate and retain talented executives responsible for our success and should be determined within a framework based on the achievement of our operating plans, particularly: sales from existing and new products, gross profit and operating income; individual contributions; and financial performance relative to our peer competitors including companies that:

•	Exclusively design, develop, manufacture, and market medical devices;

•	Market and sell products primarily through a direct sales force;

•	Are headquartered in the United States;

•	Are publicly traded on the Nasdaq, AMEX, or NYSE stock exchanges and have at least one published proxy statement;

•	Have revenues, market value, and an employee size of at least 33% and up to 300% of our forecasted revenues for the next fiscal year; and

•	Are generally profitable.

Within this overall philosophy, the compensation committee’s objectives are to:

•	Offer a total compensation program that takes into consideration the compensation practices of similarly situated companies with which we compete for executive talent;

•	Provide annual incentive compensation based on achievement of our operating income budget and individual executive performance objectives; and

•	Align the financial interests of named executive officers with those of stockholders by providing significant equity-based, long-term incentives.

The Compensation Committee

The compensation committee is responsible for (i) developing and evaluating potential candidates for executive positions, (ii) reviewing and recommending to the board each year the objectives that shall be the basis for the payment of the annual incentive compensation to the CEO, (iii) reviewing our CEO’s performance annually in light of the committee’s established goals and objectives, (iv) reviewing and approving the evaluation process and compensation structure for our other named executive officers annually and overseeing management’s decisions concerning the performance and compensation of our other named executive officers and (v) reviewing and administering our incentive compensation and other stock-based plans and recommending changes in such plans to the board, as needed. The authority and responsibilities of the compensation committee are set forth in detail in its charter, which is available on our website located at www.angiodynamics.com under the “Corporate Governance Highlights—Committee Charters—Compensation Committee” caption.

Our board of directors has determined that all of the directors who are members of the compensation committee—Messrs. Echenberg and LaPorte, and for our fiscal year ended May 31, 2008, Mr. Flaherty—are independent under the Nasdaq listing standards. Although the compensation committee is comprised solely of independent directors, it does consider the recommendations, if any, provided by Mr. Hobbs in determining the appropriate levels of compensation for our named executive officers, other than the CEO.

Components of Executive Compensation for Fiscal 2008

The three components of the compensation program for named executive officers are base salary, annual cash incentive compensation and long-term equity-based incentive awards in the form of stock options, performance share awards and restricted stock unit awards. These components are administered with the goal of providing total compensation that is competitive in the marketplace, while recognizing meaningful differences in individual performance and offering the opportunity to earn superior rewards when merited by individual and corporate performance.

The compensation committee’s policy is to establish ranges for base salary, annual cash incentive compensation and long term, equity-based incentive awards for named executive officer positions, including that of the CEO, with consideration to the averages paid by similarly-situated companies, which include publicly traded companies of similar structure, revenue, and profitability in the life science industry.

In determining these ranges, the compensation committee reviews information from a compensation survey conducted on our behalf by Radford Surveys & Consulting, an independent consulting firm, covering compensation levels at a variety of such companies. Annually, the compensation committee approves the selection of the independent firm that will conduct the survey, as well as the list of peers to be used in the analysis. In June 2007, the following companies were established as AngioDynamics’ peer companies for the purposes of completing our executive compensation survey:

Aspect Medical Systems, Inc.	Atrion Corp	Candela Corp.
Cantel Medical Corp.	Cardiac Science Corp	Cutera, Inc.
Datascope Corp.	Exactech, Inc.	EZEM, Inc.
I-Flow Corp.	ICU Medical, Inc.	Thoratec Corp
Medical Action Industries Inc.	Kensey Nash Corp	Merit Medical Systems, Inc.
Palomar Medical Technologies, Inc.	Possis Medical, Inc.	Sonic Innovations, Inc.
Sonosite, Inc.	Symmetry Medical, Inc.	Theragenics Corp.
Wright Medical Group, Inc.

In order to ensure a comprehensive review, in preparing the compensation survey, Radford Consulting takes the following steps:

1)	Compiles information that will form the basis of the survey, including analyzing and selecting peer companies, analyzing the Company’s historical and current compensation practices and philosophies, and determining the positions to be included in the survey, with the assistance of the compensation committee and other key contributors.

2)	Presents its final philosophy statement for the current fiscal year.

3)	Performs a proxy review using peer group data and other industry specific surveys to analyze base salary, annual incentive cash compensation, and long-term incentives paid to executives and summarizes its findings in the form of a competitive pay analysis.

4)	Presents recommendations for comprehensive executive plan strategy and pay structure for the next fiscal year, including base salary levels, design of the annual incentive program, and amount and allocation of short-term and long-term incentive compensation components.

Base Salaries

The base salary for each named executive officer is determined at levels considered appropriate for comparable positions at similarly situated companies, while targeting the average 50th percentile for total cash compensation of executives at such similarly situated companies. Adjustments to each individual’s base salary are made based on annual performance reviews with consideration given to the executive’s salary compared with the range of those listed in the aforementioned survey. Among the criteria used in the annual performance reviews are the work and supervisory performance of the executive, demonstrated management and leadership skills, performance to specific established personal goals, and the strengths and weaknesses that the executive demonstrates on the job. Base salary adjustments for our named executive officers averaged 4.4% during fiscal 2008, reflecting the performance of the named executive officers and the compensation committee’s assessment of industry salaries for the named executive officers.

Annual Cash Incentives

The compensation committee believes that a meaningful portion of the annual compensation of each named executive officer should be in the form of annual cash incentive compensation. In fiscal 2008, the target incentive payment amounts established for the CEO, the executive vice presidents, the senior vice presidents, and other executive officers were, respectively, 50%, 40%, 35% and 30% of base salary with 70% of the possible incentive based on our achievement of our operating income budget, and the remaining 30% of the possible incentive based on the individual executive’s performance to personal goals, both of which are established at the beginning of the fiscal year. Operating income is used as the metric to measure performance because the compensation committee believes it is directly linked to creating value for shareholders. The incentive plan sets a threshold level of our performance based on operating income that must be attained before any incentives are awarded. Once the fiscal year’s threshold is reached, specific formulas are in place to calculate the actual incentive payment for each named executive officer. Additional compensation up to a maximum of 50% of the target incentive payment amounts may be awarded if the annual operating income budget is exceeded.

In fiscal 2008, cash incentive compensation was paid to the named executive officers for the achievement of certain operating income targets during our first, second and third fiscal quarters and the full fiscal year 2008.

Long-Term, Equity-Based Incentive Awards

In 2004, we adopted the AngioDynamics 2004 Stock and Incentive Award Plan, or the 2004 Plan. The 2004 Plan provides for the grant of incentive awards, including performance share awards, performance unit awards, restricted stock awards and restricted stock unit awards, as well as incentive and non-qualified stock options and stock appreciation rights. The compensation committee has made grants of stock options, restricted stock unit awards and performance share awards and, in the future, expects to offer other awards under the 2004 Plan in order to provide named executive officers with an opportunity to share, along with stockholders, in our long-term performance and to reward these individuals for their contribution to our performance.

Stock option grants generally are made to each named executive officer upon his or her joining AngioDynamics and satisfying the requirements for eligibility under the plan, with additional grants being made annually in smaller amounts as options under the initial grants vest. Stock options granted under the 2004 Plan generally have a four-year vesting schedule and generally expire ten years from the date of grant. In May 2007, the 2004 Plan was amended to limit the term of all future options granted under the plan to seven years. In the event of the named executive officer’s termination of employment, all of his or her unvested options will be forfeited. The exercise price of options granted under our plan must be at least 100% of the fair market value of the underlying stock on the date of grant. The number of stock options granted to each named executive officer is generally based upon several factors, including the named executive officer’s position with AngioDynamics and salary and performance, and are targeted to approximate the grants made, on average, by similarly situated companies to executives with similar responsibilities. The number and value of the option grants during fiscal 2008 are presented in the table titled Grant of Plan Based Awards. The number of options for executives varied based on each of the individuals overall performance during the prior fiscal year, with those executives whose performance exceeded expectations receiving a larger number of shares than their peers whose performance only met expectations.

In fiscal 2008, the compensation committee approved the release of performance share awards previously granted under the 2004 Plan to our named executive officers other than the CEO. Each officer received a specified number of shares in recognition of the performance of the named executive officers in achieving the net sales target in excess of those required by the grant. These shares were released in accordance with a sales target of $85 million that was established upon the initial grant of the awards in May 2005. Performance shares awards related to the attainment of our Earnings Per Share goal of $0.73 were not released as this objective was not met in fiscal 2008.

CEO Compensation

The compensation committee evaluates, at least annually, the performance of our CEO and recommends to the board of directors for approval the CEO’s annual compensation including salary, bonus and equity-based compensation. For fiscal 2008, Mr. Hobbs’ base salary and incentive bonus compensation were determined in accordance with the criteria described above for other named executive officers. In June 2007, Mr. Hobbs received a salary increase of $15,650, reflecting the compensation committee’s positive assessment of his performance. Mr. Hobbs earned $328,650 in base salary compensation during fiscal 2008.

Mr. Hobbs received an incentive bonus of $130,039 for fiscal 2008. Of this amount, $64,703 was based on our attainment of our quarterly operating income goals for the first three quarters of fiscal 2008. In addition, Mr. Hobbs received a payment of $30,827 in recognition of our operating performance in fiscal 2008, including the settlement of several litigation matters. The remaining bonus amount was based on Mr. Hobbs’ leadership in exceeding our gross profit margin goal of 61.7% for the year; successfully consummating an acquisition of a company or new product or platform technology in accordance with our strategic acquisition guidelines; managing key relationships with investors; and speaking at industry meetings.

In July 2007, Mr. Hobbs was granted an option under the 2004 Plan to purchase 60,000 shares of our common stock at the market price in recognition of the strong performance of AngioDynamics against our financial plans for fiscal 2008 as outlined above. In addition, the Compensation Committee awarded Mr. Hobbs approximately 6.25% of the total performance share awards and restricted stock unit awards granted in fiscal 2005 on the same basis as the awards made to our other named executive officers, as described above.

Perquisites

All executives of AngioDynamics are eligible to participate in our Fleet Vehicle Program at the executive level. Although the specifications for approved cars are revised periodically by management, approved vehicles generally include any automobile within the Fleet Multicar Listing provided by the fleet administrator. If an employee prefers to lease or purchase a different vehicle they may decline our offer of a company vehicle. In this case the employee will be entitled to an automobile allowance of $1,000 per month and we will cover the employee’s expenses for gas for company related business.

Deferred Compensation Program

We do not sponsor or maintain any deferred compensation programs for the benefit of any of our named executive officers.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

We have not entered into any employment agreements with any of our named executive officers.

In October 2007, we entered into change in control severance agreements with our named executive officers. Each agreement has an initial term ending December 31, 2008, and each year will automatically renew for an additional one year term, provided however, that if a change in control occurs the term shall expire no earlier than 12 calendar months after the calendar month in which such change in control occurs. A change of control is generally defined in each agreement as any of the following: (i) a person is or becomes a beneficial owner of more than 40% of our voting securities (ii) the composition of a majority of our board changes (iii) we consummate a merger or consolidation or (iv) our shareholders approve a plan of liquidation or sale of substantially all of our assets. Each agreement provides, among other things, that if a change in control occurs during the term of the agreement, and the executive’s employment is terminated either by us or by the executive, other than (a) by us for cause, (b) by reason of death or disability, or (c) by the executive without good reason, such executive will receive a severance payment equal to: 18 months’ salary in the case of Messrs. Mapes and Rossell, 24 months’ salary in the case of Messrs. Appling and Gersuk and 36 months’ salary in the case of Mr. Hobbs, unpaid and prorated annual bonus amounts, earned but unused vacation time and title to such executive’s company-owned or leased automobile.

Payment made under each respective agreement is generally made in a lump sum within thirty days following termination subject to delay if required by Section 409A of the Internal Revenue Code. If the special excise tax under Section 280G of the Internal Revenue Code applies, each agreement provides that we will reduce payments to the executive in order to avoid triggering the excise tax, unless the executive would realize at least $50,000 more after taxes if we were to gross-up the excise tax rather than reduce the payments to the executive, in which case we will gross-up the executive for the excise tax.

Internal Revenue Code Section 162(m) Considerations

Section 162(m) of the Internal Revenue Code prohibits a publicly-held corporation, such as AngioDynamics, from claiming a deduction on our federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the CEO (or person acting in that capacity) and to the four most highly compensated officers other than the CEO as of the end of our fiscal year. This limitation does not apply to compensation that meets the requirements under section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by shareholders). The compensation committee believes that awards under the 2004 Plan will be deductible pursuant to the section 162(m).

In fiscal 2008, no named executive office received compensation in excess of $1 million.

Compensation Committee Report on Executive Compensation

The compensation committee of the board of directors evaluates and makes recommendations to the board of directors regarding the compensation of the CEO and approves the compensation of our other named executive officers. The compensation committee also administers all executive compensation programs, incentive compensation plans and equity-based plans and all other compensation and benefit programs currently in place. We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission.

Robert E. Flaherty (Chairman)

Paul S. Echenberg

Steve LaPorte

Summary Compensation Table for Fiscal 2008

The following table sets forth information concerning the compensation for services, in all capacities for fiscal year 2008 of (i) those persons who were, during fiscal 2008, our CEO (Eamonn P. Hobbs), (ii) our CFO (D. Joseph Gersuk), and (iii) those persons who were, at the end of fiscal 2008, our three most highly compensated executive officers other than our CEO and CFO and those officers that would have been one of our three most highly compensated executive officers but were not executive officers as of the end of our fiscal year (collectively, with the CEO and CFO, the “named executive officers”):

Name and Principal Position	Fiscal Year		Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation(1) ($)	Total ($)
Eamonn P. Hobbs President, Chief Executive Officer	2008 2007		328,650 313,000	130,039 88,031	68,081 71,320	436,587 305,060	N/A N/A	N/A N/A	12,705 37,136	976,062 814,547

D. Joseph Gersuk	2008		259,330	92,222	17,868	99,202	N/A	N/A	649	567,824
Executive Vice	2007	(2)	29,375	46,041	1,489	7,398	N/A	N/A	3,712	88,015
President—Chief Financial Officer

William M. Appling Sr. Vice President— R&D	2008 2007		183,636 176,578	56,647 29,002	33,008 35,572	113,893 71,806	N/A N/A	N/A N/A	12,014 9,524	399,198 322,482

Robert M. Rossell Vice President— Corporate Accounts	2008 2007		192,720 185,350	50,956 27,103	33,008 35,572	104,695 73,775	N/A N/A	N/A N/A	12,184 28,908	393,563 350,708

Harold C. Mapes Vice President— Operations	2008 2007		190,356 183,000	49,817 27,591	33,008 35,572	108,333 74,676	N/A N/A	N/A N/A	12,009 22,981	393,523 343,820

Robert D. Mitchell	2008	(3)	232,200	29,484	0	118,153	N/A	N/A	3,725	383,562
Executive Vice President—	2007		148,500	20,607	33,890	48,829	N/A	N/A	50,000	301,826
Chief Operating Officer

John S. Soto(4) Sr. Vice President— Global Sales	2008 2007		200,040 62,165	24,033 18,078	0 0	35,188 0	N/A N/A	N/A N/A	0 272,000	259,261 352,243

(1)	For each of the Named Executive Officers, the amounts reported include amounts we contributed under our Profit Sharing Plan and, as matching contributions, under the companion 401(k) Plan. For fiscal 2008, such amounts contributed were: $12,705 for Mr. Hobbs, $649 for Mr. Gersuk, $3,725 for Mr. Mitchell, $12,009 for Mr. Mapes, $12,184 for Mr. Rossell, and $12,014 for Mr. Appling.
(2)	Mr. Gersuk commenced his position in April 2007.
(3)	Mr. Mitchell resigned his position in February 2008.
(4)	Mr. Soto commenced his position in January 2007 and resigned his position in June 2008. 2007 amounts include $270,000 payable in conjunction with his change-in-control agreement with Rita Medical Systems.

Grants of Plan-Based Awards for Fiscal 2008

The following table provides information with respect to options to purchase shares of common stock granted pursuant to the 2004 Stock and Incentive Award Plan to the named executive officers during AngioDynamics’ last fiscal year.

Name	Grant Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- lying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Market Value of Stock and Option Awards(3)
		Threshold	Target ($)	Maximum (#)	Threshold (#)	Target ($)	Maximum (#)
Eamonn P. Hobbs President, Chief Executive Officer	7/27/07		N/A			N/A	0		60,000	17.76	514,794

D. Joseph Gersuk Executive Vice President—Chief Financial Officer	7/27/07		N/A			N/A	0		8,750	17.76	75,074

William M. Appling Sr. Vice President—Special Projects	7/27/07		N/A			N/A	0		21,100	17.76	181,035

Robert M. Rossell Vice President— Corporate Accounts	7/27/07		N/A			N/A	0		14,100	17.76	120,977

Harold C. Mapes Vice President—Operations	7/27/07		N/A			N/A	0		14,100	17.76	120,977

Robert D. Mitchell Executive Vice President—Chief Operating Officer	7/27/07		N/A			N/A	0		17,500	17.76	150,148

John S. Soto Sr. Vice President—Global Sales	7/27/07		N/A			N/A	0		21,100	17.76	181,035

(1)	Grant Date pertains to the fiscal 2008 stock option awards.
(2)	In accordance with the terms of the 2004 Plan, these options were granted at 100% of the closing market price on the date of grant. Options have a seven year term. Generally all options become exercisable as to 25% of the shares on each of the first four anniversary dates of the date of grant.
(3)	Represents grant-date fair value based on FAS 123R for fiscal 2008 stock option grants.

Outstanding Equity Awards at Fiscal 2008 Year-End

The following table summarizes the number of securities underlying outstanding equity awards for the named executive officers at fiscal year end May 31, 2008.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Eamonn P. Hobbs	26,625	8,875	N/A	13.18	7/20/2014	13,407	207,674	N/A	N/A
President, Chief Executive Officer	22,500 15,000	22,500 45,000	N/A N/A	24.21 18.40	7/29/2015 8/15/2016
	0	60,000	N/A	17.76	7/27/2014

D. Joseph Gersuk	10,200	30,600	N/A	16.53	5/1/2014	1,970	30,515	N/A	N/A
Executive Vice President—Chief Financial Officer	0	8,750	N/A	17.76	7/27/2014

William M. Appling	5,150	2,550	N/A	13.18	7/20/2014	6,500	100,685	N/A	N/A
Vice President—R&D	5,100 3,275	5,100 9,825	N/A N/A	24.21 18.40	7/29/2015 8/15/2016
	0	21,100	N/A	17.76	7/27/2014

Robert M. Rossell	5,100	5,100	N/A	13.18	7/20/2014	6,500	100,685	N/A	N/A
Vice President—Corporate Accounts	5,100 3,525	5,100 10,575	N/A N/A	24.21 18.40	7/29/2015 8/15/2016
	0	14,100	N/A	17.76	7/27/2014

Harold C. Mapes	6,000	2,000	N/A	13.18	7/20/2014	6,500	100,685	N/A	N/A
Vice President—Operations	4,000 4,900	4,000 14,700	N/A N/A	24.21 18.40	7/29/2015 8/15/2016
	0	14,100	N/A	17.76	7/27/2014

Robert D. Mitchell Executive Vice President—Chief Operating Officer

John S. Soto	17,220	0	N/A	18.11	9/2/2013	0	0	N/A	N/A
Sr. Vice President—Global Sales	2,583 5,162	0 0	N/A N/A	16.84 24.27	11/4/2014 12/2/2015
	1,723	0	N/A	24.27	12/2/2015
	3,446	0	N/A	24.27	12/2/2015
	2,127	0	N/A	21.71	3/8/2016
	10,786	0	N/A	21.71	3/8/2016
	21,100	0	N/A	17.76	7/27/2014

Option Exercises and Stock Vested for Fiscal 2008

The following table summarizes the stock option exercises and shares vested by the named executive officers during the fiscal year ended May 31, 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (#)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Eamonn P. Hobbs President, Chief Executive Officer	0	N/A	1,031	20,135

D. Joseph Gersuk Executive Vice President—Chief Financial Officer	0	N/A	0	N/A

William M. Appling Sr. Vice President— R&D	0	N/A	500	9,765

Robert M. Rossell Vice President—Corporate Accounts	0	N/A	500	9,765

Harold C. Mapes Vice President—Operations	0	N/A	500	9,765

Robert D. Mitchell Executive Vice President—Chief Operating Officer	0	N/A	667	13,027

John S. Soto Vice President—Global Sales	0	N/A	0	N/A

Director Compensation Table

The following table sets forth the fees, awards and other compensation paid to or earned by our directors (other than named executive officers) for the fiscal year 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Donnelly	45,250	N/A	90,275	N/A	N/A	N/A	135,525
Echenberg	48,000	N/A	70,662	N/A	N/A	N/A	118,662
Gold	45,000	N/A	70,662	N/A	N/A	N/A	115,662
Meteny	62,250	N/A	90,275	N/A	N/A	N/A	152,525
Flaherty	53,750	N/A	90,275	N/A	N/A	N/A	144,025
Bucci	52,750	N/A	64,772	N/A	N/A	N/A	117,522
LaPorte	37,750	N/A	64,772	N/A	N/A	N/A	102,522
Johnson	39,000	N/A	64,772	N/A	N/A	N/A	103,772

Directors who are not our employees receive an annual retainer of $24,000, in addition to $1,500 for each board meeting attended in person and for each telephonic meeting of the board in which they participate. The chairman of the board of directors receives an additional annual retainer of $24,000. The chairman of the audit committee receives an additional annual retainer of $12,000 and the chairmen of the compensation committee and nominating and corporate governance committee receive additional retainers of $5,000. Committee chairmen receive $1,500 and committee members $750, for each committee meeting in which they participate. Directors who are not our employees also receive an annual grant of an option to purchase 6,000 shares of our common stock, which vest in equal parts on the anniversary of the grant for three consecutive years. New directors receive options for 21,000 shares of our common stock upon joining our board, which vest one-fourth per year over four years from the grant date. Directors who are our employees receive no additional compensation for their services as directors.

In January 2008, the fee paid to committee members for each committee meeting in which they participate was changed from $750 to $1,000.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has selected PricewaterhouseCoopers LLP, independent certified public accountants, as our company’s independent registered public accounting firm for the fiscal year ending May 31, 2009. Although the appointment of the independent registered public accounting firm is not required under our by-laws or otherwise to be ratified by our stockholders, the audit committee has directed that the appointment of PricewaterhouseCoopers LLP be submitted to our stockholders for ratification due to the significance of their appointment to us. If our stockholders fail to ratify the appointment, it will be considered as a direction to our board of directors and the audit committee to consider the selection of a different firm. Even if the appointment is ratified, the audit committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2009, must be approved by the affirmative vote of a majority of the votes cast at the annual meeting.

A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she desires.

Recommendation of the Board of Directors

The board of directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our company’s independent registered public accounting firm for the fiscal year ending May 31, 2009.

PROPOSAL 3—AMENDMENT TO THE ANGIODYNAMICS, INC.

2004 STOCK AND INCENTIVE AWARD PLAN

We are asking our stockholders to approve an amendment of our 2004 Stock and Incentive Award Plan to increase the number of shares of our common stock authorized under the 2004 Plan by 1,000,000 shares to 3,000,000 shares. Our board of directors approved the amendment to the 2004 Plan on August 6, 2008, subject to stockholder approval at the annual meeting. Approval of the amendment to our 2004 Stock and Incentive Award Plan requires the affirmative vote of a majority of the votes cast at the annual meeting.

The use of equity compensation has historically been a significant part of our overall compensation philosophy at AngioDynamics, and is a practice that we plan to continue. The 2004 Plan serves as an important part of this practice, and is a critical part of the compensation package that we offer our personnel. We believe that the use of stock options, restricted stock units, performance share awards and other equity-based incentives are critical for us to attract and retain the most qualified personnel and to respond to relevant changes in equity compensation practices. In addition, awards under the 2004 Plan provide our employees an opportunity to acquire or increase their ownership stake in us, and we believe this alignment with our stockholders’ interests creates a strong incentive to work hard for our growth and success.

Proposed Increase in Authorized Shares

As of August 28, 2008, options and stock awards covering 1,922,584 shares of our common stock were outstanding and 6,900 shares were available for future grant under the 2004 Plan. Based on the closing market price of our common stock on August 28, 2008, the additional 1,000,000 shares proposed to be added to the 2004 Plan would have a market value of approximately $16,420,000.

Summary Description of the 2004 Plan (as amended)

The following is a summary of the principal provisions of the 2004 Plan, as amended by this proposal. This summary is qualified in its entirety by reference to the full text of the 2004 Plan, which is included as Appendix A to this proxy statement.

Purposes of the 2004 Plan. The primary purposes of the 2004 Plan are (i) to provide competitive equity incentives to enable us to attract, retain, motivate and reward persons who render services to us and (ii) to align the interests of our employees and such other persons with the interests of our stockholders by providing participants with the opportunity to share in any appreciation in the value of our stock that their efforts help bring about.

Shares Authorized for Issuance. As amended, up to 3,000,000 shares of our common stock may be issued under our 2004 Plan. Shares that are subject to issuance upon exercise of an option but cease to be subject to such option for any reason (other than exercise of such option), and shares that are subject to an award that is granted but is subsequently forfeited or reacquired by us, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2004 Plan, as will be any shares that we may withhold in satisfaction of withholding taxes or permit to be used to pay the exercise price of an option. No more than 2,400,000 shares can be issued (including shares issued, reacquired by us pursuant to the terms of awards, and then reissued) as “incentive stock options,” or “ISOs” (by which we mean stock options that meet certain requirements of the Internal Revenue Code).

Administration. The compensation committee of our board of directors administers the 2004 Plan, except in instances when the board decides to directly administer the 2004 Plan. As applicable, the board and the compensation committee are referred to in this description as the committee. The committee determines the persons who are to receive awards, the number of shares subject to each such award and the other terms and conditions of such awards. The committee also has the authority to interpret the provisions of the 2004 Plan and of any awards granted thereunder and to modify awards granted under the 2004 Plan. The committee may not, however, reprice options issued under the 2004 Plan without prior the approval of our stockholders.

Eligibility. Our 2004 Plan provides for the grant of ISOs, within the meaning of section 422 of the Internal Revenue Code of 1986, as amended, or the Code, to our employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and other incentive awards to our employees, directors and other service providers.

No participant in our 2004 Plan may receive options to purchase, or stock appreciation rights with respect to more than 200,000 shares in any year. The maximum number of shares for which restricted stock, performance shares and any other stock-value-based award not based solely on the appreciation of our common stock after the award may be granted to a plan participant in any year is 100,000 shares. Dollar-denominated awards under the 2004 Plan may not exceed $400,000 for a participant in any year.

Options. The committee will determine the exercise price of options granted under our 2004 Plan, but for all ISOs the exercise price must at least be equal to the fair market value of our common stock on the date of grant. The term of an ISO may not exceed ten years. For any participant who owns 10% of the voting power of all classes of our outstanding stock, the exercise price must equal at least 110% of the fair market value on the grant date and the term must not exceed five years. The committee will determine the term of all options, including the vesting period and exercise period in the event of termination of service of an employee, director or other service provider. All options will be subject to any other terms and conditions included in the option agreement.

Stock Appreciation Rights. Stock appreciation rights, or SARs, may be granted under our 2004 Plan. SARs allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date of the SARs or, if the SARs are linked to an option, the date of grant of the option. The committee will determine the terms of SARs, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof.

Restricted Stock and Restricted Stock Units. Restricted stock may be granted under our 2004 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with the terms and conditions established by the committee. The committee will determine the number of shares of restricted stock granted to any employee, director or other service provider. The committee may impose whatever conditions to vesting it determines to be appropriate. For example, the committee may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture. The committee may also make restricted stock unit awards, which are shares of our common stock that are issued only after the recipient satisfies any service or performance objectives or contingencies determined by the committee.

Performance Units and Performance Shares. Performance units and performance shares may be granted under our 2004 Plan. Performance share awards are rights to receive a specified number of shares of our common stock and/or an amount of money equal to the fair market value of a specified number of shares of our common stock, at a future time or times if a specified performance goal is attained and any other terms and conditions specified by the committee are satisfied. Performance unit awards are rights to receive a specified amount of money (other than an amount of money equal to the fair market value of a specified number of shares of common stock) at a future time or times if a specified performance goal is attained and any other terms and conditions specified by the committee are satisfied. The committee will establish organizational or individual performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants.

Incentive Awards. Our 2004 Plan authorizes the committee to grant incentive awards, which are rights to receive money or shares on such terms and subject to such conditions as the committee may prescribe. Restricted stock, performance shares and performance units are particular forms of incentive awards but are not the only forms in which they may be made. Incentive awards may also take, for example, the form of cash or stock bonuses.

Change in Control. Our 2004 Plan authorizes the committee to grant options and SARs that become exercisable, and any award under the Plan that becomes non-forfeitable, fully earned and payable, if we have a “change in control,” and to provide for money to be paid in settlement of any award under the 2004 Plan in such event. Additionally, if we have a change of control, the committee may authorize the exercise of outstanding nonvested appreciation rights, make any award outstanding under the 2004 Plan non-forfeitable, fully earned and payable, or require the automatic exercise for cash of all outstanding stock appreciation rights.

In general, under the 2004 Plan, a “change in control” will be deemed to occur if any person or group of persons acting in concert becomes the beneficial owner of more than 40% of our common stock; a majority of our board changes over any period of two years or less without the approval of a majority of the directors serving at the beginning of such period; or our stockholders approve a merger, reorganization, sale of assets or plan of complete liquidation following which our stockholders before the transaction will not own at least 60% of our voting power or assets.

Transfers of Awards. Our 2004 Plan does not allow for the transfer of awards, except for transfers by will or the laws of descent and distribution or to such other persons designated by a participant to receive the award upon the participant’s death, or except as may otherwise be authorized by the committee for any award other than an ISO.

Amendment of Plan. Subject to any applicable stockholder approval requirements of Delaware or federal law, any rules or listing standards that apply to our company, or the Code, the 2004 Plan may be amended by the board of directors at any time and in any respect, including without limitation to permit or facilitate qualification of options previously granted or to be granted in the future (1) as incentive stock options under the Code, or (2) for such other special tax treatment as may be enacted on or after the date on which the 2004 Plan is approved by the board. Without stockholder approval however, no amendment may increase the aggregate number of shares which may be issued under the 2004 Plan, or may permit the exercise price of outstanding options or SARs to be reduced, subject to limited exceptions. No amendment of the 2004 Plan may adversely affect any award granted prior to the date of such amendment or termination without the written consent of the holder of such award.

Summary of Federal Income Tax Consequences under the 2004 Plan

The following is a general summary as of the date of this proxy statement of the material U.S. federal income tax consequences to AngioDynamics and participants in the 2004 Plan with respect to awards granted under the 2004 Plan. This summary is based upon the Code, Treasury Regulations, administrative pronouncements and judicial decisions, in each case as in effect on the date hereof, all of which are subject to change (possibly with retroactive effect). The specific tax consequences for any participant will depend upon his or her individual circumstances. This summary does not address state, local or foreign tax consequences to AngioDynamics or participants in the 2004 Plan.

Tax Treatment of the Participants

Options.

ISOs. Subject to the discussion of the alternative minimum tax (“AMT”) below, a participant will recognize no income upon grant of an ISO and will incur no tax upon exercise of an ISO, provided that the participant is an employee when the ISO is granted and did not cease being an employee for more than three months prior to exercise of the ISO. If a participant holds the shares purchased upon exercise of the ISO (the “ISO Shares”) for more than one year after the date the ISO was exercised and for more than two years after the ISO’s grant date (the “required holding period”), then the participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares in an amount equal to the difference between the amount realized upon such disposition and the exercise price of the ISOs.

If a participant disposes of ISO Shares prior to the expiration of the required holding period (a “disqualifying disposition”), then gain realized upon such disposition, to the extent of the difference between the ISO exercise price and the fair market value of the ISO Shares on the date of exercise, will be treated as ordinary income. Any additional gain will be capital gain, and treated as long-term capital gain if the ISO Shares were held by the participant for at least one year.

The difference between the exercise price and fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax (“AMT”). The AMT (imposed to the extent it exceeds the taxpayer’s regular tax) is currently 26% of an individual taxpayer’s alternative minimum taxable income (28% percent in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount. If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

Nonqualified Stock Options. A participant will not recognize any taxable income at the time a nonqualified stock option, or NQSO, is granted. However, upon exercise of a NQSO, a participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the NQSO’s exercise price. The included amount must be treated as ordinary income by the participant and will be subject to income tax withholding by us if the participant is an employee. Upon disposition of the shares by a participant, the participant will recognize capital gain or loss in an amount equal to the difference between the amount received on disposition and the fair market value of the shares on the date of exercise. This gain will be long-term capital gain if the participant has held the shares for at least one year.

Stock Appreciation Rights. A grant of a stock appreciation right has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value of the shares or other consideration received is generally taxable to the recipient as ordinary income, which will be subject to income tax withholding by us if the participant is an employee.

Restricted Stock and Restricted Stock Units. A participant receiving restricted shares for services recognizes taxable income when the shares become vested, generally when they are transferable or no longer subject to a substantial risk of forfeiture. Upon vesting, the participant will include in ordinary income an amount, which will be subject to income tax withholding by us if the participant is an employee, equal to the difference between the fair market value of the shares at the time they become substantially vested and any amount paid for the shares. Upon disposition of the shares by a participant, the participant will recognize capital gain or loss in an amount equal to the difference between the amount received on disposition and the fair market value of the shares on the date of exercise. This gain will be long-term capital gain if the participant has held the shares for at least one year.

A participant can file an election with the IRS (an “83(b) Election”), not later than 30 days after the date of the transfer of the restricted shares, to include in income as compensation (treated as ordinary income), in the year of the transfer of such restricted shares, an amount equal to the difference between the fair market value of such shares on the date of transfer and any amount paid for such shares. The included amount must be treated as ordinary income by the participant and may be subject to income tax withholding by us. Income is not again required to be included upon the lapse of the restrictions. Upon disposition of the shares by a participant, the participant will recognize capital gain or loss in an amount equal to the difference between the amount received on disposition and the fair market value of the shares on the date of grant. This gain will be long-term capital gain if the 83(b) Election was made at least one year prior to the disposition.

A participant receiving a restricted stock unit will recognize ordinary income in an amount equal to the money or the fair market value of the shares received at the time of their receipt. If the participant does not receive all of the shares covered by the restricted stock unit on the date of grant, the participant may be eligible to make an 83(b) Election as described above.

Performance Units and Performance Shares. Performance Units and Performance Shares will be treated in the same manner as Restricted Stock and Restricted Stock Units described above.

Code Section 409A. Section 409A of the Code, added to the Code on October 24, 2004, imposes significant new restrictions on a range of nonqualified deferred compensation plans, along with a penalty on a participant receiving compensation under a plan that does not meet the requirements of 409A. Pursuant to a transition rule issued by the Internal Revenue Service, deferred compensation plans must currently be operated in compliance with the rules of section 409A but are not required to be amended to comply with section 409A until December 31, 2006.

The definition of a nonqualified deferred compensation plan is broad and would include the 2004 Plan. Certain compensation under the 2004 Plan, however, would not be subject to section 409A, such as:

•	options where the exercise price is at least equal to fair market value on the date of grant; and

•	transfers of property subject to Code section 83 (other than option grants) (e.g., where income is taxed at time of vesting or where the participant makes an 83(b) Election).

Amounts deferred under a nonqualified deferred compensation plan that do not comply with section 409A are includable in a participant’s gross income and taxable immediately to the extent that such amounts are not subject to a substantial risk of forfeiture (e.g., the participant is vested in the deferred amounts.) Amounts deferred under a nonqualified deferred compensation plan before January 1, 2005, are generally not subject to the requirements of section 409A. However, amounts deferred under a nonqualified deferred compensation plan that is materially modified after October 3, 2004, and amounts deferred but not vested prior to January 1, 2005, are subject to section 409A. An increase in the number of shares authorized under the 2004 Plan should not constitute a material modification.

AngioDynamics is currently operating the 2004 Plan in good faith compliance with section 409A and will amend the 2004 Plan within the time permitted by the IRS to conform to the provisions of section 409A with respect to amounts subject to section 409A. Thus, AngioDynamics does not expect that any participant will be subject to the income inclusions and penalties of section 409A.

Maximum Tax Rates for Non-corporate Taxpayers. The maximum federal tax rate for noncorporate taxpayers applicable to ordinary income is 35%. Long-term capital gain for noncorporate taxpayers on capital assets (which include stock) held for more than one year will be taxed at a maximum rate of 15%. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be offset annually against ordinary income.

Tax Treatment of AngioDynamics

Subject to any withholding requirement, the standard of reasonableness, and (if applicable) Code section 162(m), we generally will be entitled to a deduction to the extent any participant recognizes ordinary income from an award granted under the 2004 Plan.

ERISA Information

The 2004 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Recommendation of the Board of Directors

The board of directors recommends a vote FOR the proposal to amend the AngioDynamics, Inc. 2004 Stock and Incentive Award Plan.

PROPOSAL 4—AMENDMENT TO THE ANGIODYNAMICS, INC.

EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve an amendment of our Employee Stock Purchase Plan to increase the aggregate number of shares of common stock that may be offered under the plan from 200,000 to 400,000. Our board of directors approved the amendment to the 2004 Plan on September 4, 2008, subject to stockholder approval at the annual meeting. Approval of the amendment to our Employee Stock Purchase Plan requires the affirmative vote of a majority of the votes cast at the annual meeting.

The purpose of the Plan is to provide a means by which employees of AngioDynamics and its designated subsidiaries (collectively, “participants”) may be given an opportunity to purchase AngioDynamics common stock through payroll deductions. Our board of directors believes that by providing our employees with the opportunity to acquire a proprietary interest in our company, we will be better able to attract, motivate, and retain the best available personnel for the success of our business. All eligible participants will have the same purchase rights and privileges under the Plan.

The essential features of the Plan are summarized below: This summary does not purport to be a complete description of the Plan, and is qualified by reference to the Plan. The Plan is set forth in its entirety as Appendix B to this proxy statement.

Summary of the Plan (as amended)

Administration

The Plan will be administered by our board of directors. The board has the final power to construe and interpret both the Plan and the rights granted under it, and to adopt rules and regulations for the administration of the Plan. Determinations made by the board with respect to any matter or provision contained in the Plan shall be final, conclusive, and binding on the Company and all participants in the Plan.

Stock Subject to the Plan

Subject to adjustment as provided below, without the authorization of the compensation committee of the board, the maximum aggregate number of shares to be offered under the Plan will be 400,000 shares of our common stock. Shares delivered under the Plan may consist of authorized and unissued shares, treasury shares or shares purchased on the open market.

Purchase Periods and Purchase Dates

Shares of common stock will be offered under the Plan through offering periods, each with a duration of approximately 6 months. The offering periods will commence on the first business day on or after September 1st and March 1 st of each year and each consists of a series of successive six-month purchase periods. Purchases will occur on the last day of each purchase period.

Eligibility and Participation

Any person who, on the first day of an offering period, has been employed in a full-time capacity for at least three months, with a customary working schedule of 20 or more hours per week and more than five months in a calendar year is eligible to participate in that offering period. However, no employee is eligible to participate in the Plan if, on the first day of an offering period, the employee owns stock possessing 5% or more of the total combined voting power or value of all classes of our stock or those of any of our subsidiaries. Eligible participants may join an offering period prior to the beginning of the period.

Purchase Price

The purchase price of the shares of common stock acquired on each purchase date will be the lower of (i) 85% of the fair market value of a share of common stock on the first day of the offering period or (ii) 85% of the fair market value of a share of common stock on the last day of the offering period, subject to any adjustments made by the board of directors in the event of changes in capitalization, dissolution or liquidation, or merger or asset sale. “Fair market value” means the closing sale price (or closing bid price if no sales are reported) of our common stock as reported by the Nasdaq Stock Market LLC or, in the absence of an established trading market, as determined in good faith by the board of directors.

Payroll Deductions and Stock Purchases

The purchase price of the shares will be accumulated by payroll deductions in an amount of not less than one (1%) percent and not more than fifteen (15%) percent (or such greater percentage as the board may establish from time to time before an offering commencement date) of a participant’s compensation on each payday during an offering period. The accumulated deduction will automatically be applied on each purchase date to the purchase of whole shares of common stocks at the purchase price in effect for that purchase date. For purposes of the Plan, eligible compensation includes salary, wages, overtime, bonuses, commissions and incentive compensation.

Special Limitations

The Plan imposes certain limitations upon a participant’s right to acquire common stock, including the following:

•

A participant may not be granted rights under the Plan and all other employee stock purchase plans of AngioDynamics and its subsidiaries to purchase more than $25,000 worth of common stock (determined based on fair market value of the stock on the first day of the offering period) for each calendar year in which the offering period is in effect; and

•	No Participant may purchase more than $9,000 worth of common stock on any one purchase date.

Withdrawal; Termination of Purchase Rights

A participant may withdraw all, but not less than all, the payroll deductions credited to his or her account and not yet used to acquire shares under the Plan any time on or before 15 days prior to a purchase date.

Purchase rights granted pursuant to any offering period under the Plan terminate immediately upon cessation of a participant’s employment for any reason. The participant will be deemed to have elected to withdraw from the Plan, and we will distribute to such participant, or, in the case of his or her death, to the person or persons designated as his or her beneficiary, all of his or her accumulated payroll deductions.

Upon a participant’s withdrawal, all of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of a notice of withdrawal, the participant’s purchase right for the offering period will automatically be terminated, no further payroll deductions for the purchase of shares will be made for such offering period, and payroll deductions will not resume at the beginning of the succeeding offering period or any offering period thereafter unless the participant re-enrolls in the Plan. A participant’s withdrawal from a given offering period will not affect such participant’s eligibility to participate in subsequent offering periods under the Plan.

No Transfer

Purchase rights granted under the Plan are not transferable by a participant and may be exercised only by the participant to whom such rights are granted.

Adjustment Provisions

The number of shares authorized but not yet issued and the purchase price thereof, and the maximum number of shares that a participant may purchase each purchase period, will be proportionately adjusted for any increase or decrease in the number of our issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of our common stock, or any other similar change in the number of our outstanding shares effected without the receipt of consideration by us.

Effect Of Certain Corporate Transactions

The Plan provides that, in the event of (i) a sale of all or substantially all of our assets or (ii) our merger with or into another corporation, the Plan will be assumed, or an equivalent plan substituted, by the successor corporation or a parent or subsidiary of the successor corporation. However, if the successor corporation refuses to assume the Plan or substitute an equivalent plan, the offering period then in progress will be shortened by changing the next purchase date to a date that falls before the date of the proposed sale of assets or merger. Similarly, in the event of a proposed dissolution or liquidation of the Company, the offering period then in progress will be shortened by changing the next purchase date to a date before the date of the proposed dissolution or liquidation. In each such instance, all participants’ purchase rights will be exercised automatically on the new purchase date unless before such date they have withdrawn from the offering period.

Stockholder Rights

No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant’s behalf.

Share Proration

Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares available for issuance under the Plan at that time, then the board will make a pro rata allocation of the available shares in as uniform a manner as shall be practicable and as it shall determine to be equitable.

Duration, Amendment And Termination

Unless sooner terminated by our board of directors, the Plan will continue in effect for a term of ten (10) years.

The board may modify or amend the Plan at any time. Any modification or amendment of the Plan must be approved by the stockholders if such approval is required under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), or any regulations promulgated thereunder, Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or under the Nasdaq or any other applicable listing requirements.

The board may also amend or modify the Plan, and any purchase rights previously granted under the Plan, to the extent necessary to ensure the continued qualification of the Plan under Section 423 of the Code and any regulations promulgated thereunder and, if applicable, Rule 16b-3.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States Federal income taxation consequences to AngioDynamics and participants subject to U.S. taxation with respect to participation in the Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

If a participant sells or otherwise disposes of the purchased shares within two years after his or her entry date into the offering period in which such shares were acquired or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing selling price of the shares on the purchase date exceeded the purchase price paid for those shares, and AngioDynamics will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

If a participant sells or disposes of the purchased shares more than two years after his or her entry date into the offering period in which the shares were acquired and more than one year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the closing selling price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the closing selling price of the shares on the participant’s entry date into that purchase period. Any additional gain upon the disposition will be taxed as a long-term capital gain. AngioDynamics will not be entitled to an income tax deduction with respect to such disposition.

If a participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lower of (i) the amount by which the closing selling price of the shares on the date of death exceeds the purchase price, or (ii) fifteen percent (15%) of the closing selling price of the shares on his or her entry date into the purchase period in which those shares were acquired.

Recommendation of the Board of Directors

The board of directors recommends a vote FOR the approval of the AngioDynamics, Inc. Employee Stock Purchase Plan.

AUDIT MATTERS

Audit Committee Report

The Audit Committee of the Board of Directors (the “Audit Committee”) is composed of three directors, each of whom has been determined by the Board of Directors (the “Board”) to be independent under the listing standards of The Nasdaq Stock Market LLC. The Audit Committee operates under a written Audit Committee Charter, which was adopted by the Board of Directors on February 27, 2004, and revised and approved by the Board of Directors on May 10, 2006 available on our website at www.angiodynamics.com under the “Corporate Governance Highlights—Committee Charters—Audit Committee” caption.

Management of the Company is responsible for internal controls, the financial reporting process and compliance with laws and regulations and ethical business standards. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and effectiveness of internal controls in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee is charged with the duty to monitor and oversee these processes.

Pursuant to the Charter, the primary responsibilities of the Audit Committee are to assist the Board in its oversight of (i) the integrity of the Company’s financial statements, financial reporting process, system of internal controls over financial reporting, and audit process, (ii) the Company’s compliance with, and process for monitoring compliance with, legal and regulatory requirements, (iii) the independent registered public accounting firm’s qualifications and independence and (iv) the performance of the Company’s independent registered public accounting firm, including, without limitation, ensuring that interim quarterly financial statements are reviewed by the Company’s independent registered public accounting firm. The quarterly reviews include discussions by management and the independent registered public accounting firm with the Audit Committee. The Audit Committee must also pre-approve all audit and permitted non-audit services to be performed by the independent registered public accounting firm.

The Audit Committee has the authority to select, determine the compensation paid to, and replace the Company’s independent registered public accounting firm. The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2009 subject to the vote by the shareholders at the 2008 annual meeting.

The Charter provides that the Audit Committee shall always consist of not less than three members, all of whom must be independent directors. No member of the Audit Committee may serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Audit Committee, and discloses this determination in the proxy statement. To carry out its responsibilities, the Audit Committee met 10 times during fiscal year 2008.

The Audit Committee met with both management and the Company’s independent registered public accounting firm to review and discuss the Company’s financial statements for the fiscal year ended May 31, 2008, prior to their issuance and to discuss significant accounting issues and policies. Management advised the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee’s review included discussion with PricewaterhouseCoopers of matters that are required to be discussed pursuant to Statement on Auditing Standards No. 90 (Communication with Audit Committees).

The Audit Committee discussed with PricewaterhouseCoopers matters relating to PricewaterhouseCoopers’ independence, including the written disclosures and the letter provided by PricewaterhouseCoopers to the Audit

Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). PricewaterhouseCoopers informed the Audit Committee that it was independent with respect to the Company within the regulations promulgated by the Securities and Exchange Commission and the requirements of the Independence Standards Board. The Audit Committee has concluded that PricewaterhouseCoopers is independent of the Company and its management.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plan for their audit. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2008, for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

Dennis S. Meteny, Chairman

Howard W. Donnelly

Wesley E. Johnson

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing we make under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the Audit Committee Report by reference therein.

Principal Accounting Fees and Services

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of our financial statements for the fiscal years ended May 31, 2008 and June 2, 2007, for inclusion in our Annual Reports on Form 10-K for the fiscal years ended May 31, 2008 and June 2, 2007, reviews of quarterly financial statements, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods, in thousands:

	2008	2007
Audit Fees(1)	$630	$919
Audit-Related Fees(2)	22	651
Tax Fees	121	129

	$773	$1,699

(1)	Fees paid for professional services in connection with the audit of our annual financial statements including, for 2007, an audit of the balance sheet of RITA Medical Systems, Inc. as of January 29, 2007.
(2)	In 2007, fees paid for professional services primarily in conjunction with the Company’s due diligence and acquisition of RITA Medical Systems.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.

In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management submits a list of services and related fees expected to be rendered during that year within each of four categories of services to the audit committee for approval.

1.	Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and discussions surrounding the proper application of financial accounting and/or reporting standards.

2.	Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements.

3.	Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis, assisting with coordination of execution of tax related activities, primarily in the area of corporate tax planning, supporting other tax-related regulatory requirements and tax compliance and reporting.

4.	Other Fees are those associated with services not captured in the other categories. We generally don’t request such services from the independent registered public accounting firm.

Prior to engagement, the audit committee pre-approves the independent registered public accounting firm services within each category. The fees are budgeted and the audit committee requires management to report actual fees versus the budget by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

During fiscal 2008, we received professional sales training services from an organization in which the principal owner is the spouse of our President and CEO. Fees and expenses paid for these services totaled $108,000.

Policy on Related Party Transactions

On July 27, 2007, the board of directors approved a Related Person Transaction Policy. The policy defines “Related Person Transaction” as certain transactions, arrangements or relationships in which the Company participates, the amount exceeds $50,000 and certain related persons have a material interest. Under the policy, any potential Related Person Transaction, including for example the purchase of goods or services, guarantees of indebtedness or employment, must be pre-approved by the Audit Committee unless circumstances make pre-approval impracticable. In the latter case, management is allowed to enter into the transaction, but the transaction remains subject to ratification by the Audit Committee at a subsequent Audit Committee meeting. In determining whether to approve or ratify a Related Person Transaction, the Audit Committee will take into account a number of factors, including the related person’s interest and approximate dollar amount of the transaction, as well as, whether the transaction occurred in the ordinary course of business or through a competitive bid process. On an annual basis, the Audit Committee will review and assess ongoing Related Person Transactions to determine whether the relationships remain appropriate.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such forms received by us, or on written representations from certain reporting persons that no reports were required for such persons, we believe that, during the fiscal year ended May 31, 2008, all of our executive officers, directors and 10% stockholders complied with all Section 16 filing requirements.

ANNUAL REPORT

Any AngioDynamics stockholder may obtain without charge additional copies of our annual report on Form 10-K for the 2008 fiscal year (without exhibits), as filed with the Securities and Exchange Commission, by writing to:

Chief Financial Officer

AngioDynamics, Inc.

603 Queensbury Avenue

Queensbury, New York 12804

STOCKHOLDER PROPOSALS AND NOMINATIONS

Under Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2009 proxy statement, your proposal must be received by us no later than May 19, 2009 and must otherwise comply with Rule 14a-8. While the board of directors will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including under Rule 14a-8.

In addition, our Bylaws contain an advance notice provision with respect to matters to be brought before at an annual meeting of stockholders, including nominations for directors, and not included in our proxy statement. If you would like to nominate a director or bring any other business before the stockholders at the fiscal 2009 Annual Meeting, you must comply with the procedures contained in the Bylaws and you must notify us in writing, and such notice must be delivered to or received by our Secretary no less than 90 days nor more than 120 days prior to October 21, 2009.

You may write to our Secretary at our principal executive office, 603 Queensbury Avenue, Queensbury, New York 12804, to deliver the notices discussed above and to request a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominations of directors.

OTHER MATTERS

As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the meeting. If any other matter or matters are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

Appendix A

ANGIODYNAMICS, INC.

2004 STOCK AND INCENTIVE AWARD PLAN

(As amended)

1. Purposes. The primary purposes of this Plan are (a) to provide competitive equity incentives that will enable the Company to attract, retain, motivate and reward persons who render services that benefit the Company or other enterprises in which the Company has a significant interest and (b) to align the interests of such persons with the interests of the Company’s shareholders generally.

2. Definitions. Unless otherwise required by the context, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

(a)	“Affiliate” means an affiliate as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b)	“Allied Enterprise” means a business enterprise, other than the Company or a Subsidiary, in which the Committee determines the Company has a significant interest, contingent or otherwise. E-Z-EM, Inc. shall be deemed to be an Allied Enterprise while it is an Affiliate of the Company.

(c)	“Appreciation-Only Award” means (i) Options and Stock Appreciation Rights the exercise price of which is equal to at least 100% of Fair Market Value on the date on which the Options or Stock Appreciation Rights are granted, and (ii) Linked Stock Appreciation Rights that are granted as an alternative to the related Option after the date of grant of such Option, the exercise price of which Stock Appreciation Rights is equal to at least 100% of Fair Market Value on the date on which such Option was granted.

(d)	“Award” means an award granted under this Plan in one of the forms provided for in Section 3(a).

(e)	“Beneficiary” means a person or entity (including but not limited to a trust or estate), designated in writing by a Service Provider or other rightful holder of an Award, on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom such Service Provider’s or other rightful holder’s rights under the Plan shall pass in the event of the death of such Service Provider or other rightful holder. In the event that the person or entity so designated is not living or in existence at the time of the death of the Service Provider or other rightful holder of the Award, or in the event that no such person or entity has been so designated, the “Beneficiary” shall mean the legal representative of the estate of the Service Provider or other rightful holder, or the person or entity to whom the Service Provider’s or other rightful holder’s rights with respect to the Award pass by will or the laws of descent and distribution.

(f)	“Board” or “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

(g)	“Change in Control” means that any of the following events has occurred:

i.	any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than 40% of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

ii.

the following individuals cease for any reason to constitute a majority of the number of directors serving on the Board: individuals who, at the beginning of any period of two consecutive years or less (not including any period prior to the Effective Date), constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose appointment, election or nomination for election was previously so approved or recommended; or

iii.	there is consummated a merger or consolidation of the Company or any Subsidiary with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than 40% or more of the combined voting power of the Company’s then outstanding securities; or

iv.	the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes of the foregoing provisions of this Section 2(g),

(A)	the term “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act;

(B)	the term “Effective Date” shall mean the date on which the Plan is effective as provided in Section 11 hereof; and

(C)	the term “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(h)	“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. References to a particular section of the Code shall include references to any related Treasury Regulations and to successor provisions of the Code.

(i)	“Committee” means the committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of Section 12(a) below.

(j)	“Common Stock” means common stock of the Company, par value $.01 per share.

(k)	“Company” means AngioDynamics, Inc., a Delaware corporation, and, except for purposes of determining under Section 2(g) hereof whether or not a Change in Control has occurred, shall include its successors.

(l)	“Dollar-Denominated Awards” means Performance Unit Awards and any other Incentive Award the amount of which is based on a specified amount of money (other than an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock). Options and Stock Appreciation Rights are not Dollar-Denominated Awards.

(m)	“Employee” means any person who is employed by the Company or a Subsidiary on a full-time or part-time basis, including an officer or director if he is so employed.

(n)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(o)	“Fair Market Value” on a particular date means as follows:

i.	The mean between the high and low sale prices of a share of Common Stock on such date, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use with regard to the Common Stock or, if on such date the Common Stock is publicly traded but not quoted by any such system, the mean of the closing bid and asked prices of a share of Common Stock on such date as furnished by a professional market maker making a market in the Common Stock; or

ii.	If in (i) above, there were no sales on such date reported as provided above, the respective prices on the most recent prior day on which a sale was so reported.

In the case of an Incentive Stock Option, if the foregoing method of determining fair market value should be inconsistent with Section 422 of the Code, “Fair Market Value” shall be determined by the Committee in a manner consistent with Section 422 of the Code and shall mean the value as so determined.

(p)	“General Counsel” means the General Counsel of the Company serving from time to time.

(q)	“Incentive Award” means an amount of money that is paid or a number of shares of Common Stock that are issued, or a right to be paid an amount of money or to be issued a number of shares of Common Stock that is granted, subject to and in accordance with Section 5 and the other applicable provisions of the Plan. The term “Incentive Award” does not include Options or Stock Appreciation Rights.

(r)	“Incentive Stock Option” means an option, including an Option as the context may require, intended to meet the requirements of Section 422 of the Code.

(s)	“Linked Stock Appreciation Rights” means Stock Appreciation Rights that are linked to all or any part of an Option, subject to and in accordance with Section 8(a), 8(b) and the other applicable provisions of the Plan.

(t)	“Non-Statutory Stock Option” means an option, including an Option as the context may require, which is not intended to be an Incentive Stock Option.

(u)	“Option” means an option granted under this Plan to purchase shares of Common Stock. Options may be Incentive Stock Options or Non-Statutory Stock Options.

(v)	“Performance-Based Compensation” means compensation that satisfies the requirements applicable to “performance-based compensation” under Code Section 162(m)(4)(C).

(w)	“Performance Share Award” means a right granted subject to and in accordance with Section 5 and the other applicable provisions of the Plan (including, without limitation, Section 5.II., 5.II.(d), and 6(e)) to receive a specified number of shares of Common Stock, and/or an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock, at a future time or times if a specified performance goal is attained and any other terms or conditions specified by the Committee are satisfied.

(x)

“Performance Unit Award” means a right granted subject to and in accordance with Section 5 and the other applicable provisions of the Plan (including, without limitation, Section 5.II., 5.II.(d), and 6(e)) to receive a specified amount of money (other than an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock), or shares of Common Stock having a Fair Market Value equal to such specified amount of money, at a future time or times if a specified performance goal is attained and any other terms or conditions specified by the Committee are attained.

(y)	“Plan” means the AngioDynamics, Inc. Stock and Incentive Award Plan set forth in these pages, as amended from time to time.

(z)	“Restricted Stock Award” means shares of Common Stock which are issued to a Service Provider in accordance with Section 5.I. and the other applicable provisions of the Plan subject to restrictions and/or forfeiture provisions specified by the Committee that will cease to apply at a future time or times if continued employment conditions and/or other terms and conditions specified by the Committee are satisfied.

(aa)	“Restricted Stock Unit Award” means shares of Common Stock that will be issued to a Service Provider at a future time or times subject to and in accordance with Section 5.I. below and the other applicable provisions of the Plan if continued employment conditions and/or other terms and conditions specified by the Committee are satisfied.

(bb)	“SEC Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

(cc)	“Section 16 Person” means a person subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

(dd)	“Service Provider” means a person who renders, has rendered or who the Committee expects to render services that benefit or will benefit the Company or a Subsidiary or an Allied Enterprise, in the capacity of employee, director, independent contractor, agent, advisor, consultant, representative or otherwise, and includes but is not limited to (i) Employees, (ii) personal service corporations, limited liability companies and similar entities through which any such person renders, has rendered or is expected to render such services, and (iii) members of the Board who are not Employees.

(ee)	“Stock Appreciation Right” means a right granted subject to and in accordance with Section 8 and the other applicable provisions of the Plan.

(ff)	“Subsidiary” means a corporation or other form of business association of which shares (or other ownership interests) having more than 50% of the voting power are owned or controlled, directly or indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term “Subsidiary” shall mean a Subsidiary (as defined by the preceding clause) which is also a “subsidiary corporation” as defined in Section 424(f) of the Code.

3. Grants of Awards

(a)	Subject to the provisions of the Plan, the Committee may at any time, and from time to time, grant the following types of awards to any Service Provider:

i.	Incentive Awards, which may but need not be in the form of Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, or Restricted Stock Unit Awards;

ii.	Options; and

iii.	Stock Appreciation Rights.

Any provision above of this Section 3(a) to the contrary notwithstanding, the Committee may grant Incentive Stock Options only to Service Providers who are Employees.

(b)	After an Award has been granted,

i.	the Committee may waive any term or condition thereof that could have been excluded from such Award when it was granted, and

ii.	with the written consent of the affected participant, may amend any Award after it has been granted to include (or exclude) any provision which could have been included in (or excluded from) such Award when it was granted, and no additional consideration need be received by the Company in exchange for such waiver or amendment.

(c)	The Committee may (but need not) grant any Award linked to another Award, including, without limitation, Options linked to Stock Appreciation Rights. Linked Awards may be granted as either alternatives or supplements to one another. The terms and conditions of any such linked Awards shall be determined by the Committee, subject to the provisions of the Plan.

(d)	No Service Provider shall acquire any rights in or to or with respect to any Award unless and until a written instrument signed by an officer of the Company and setting forth the terms and conditions of such Award is delivered to him and returned to the designated Company representative subscribed by the Service Provider within the time, if any, prescribed therefore by the Committee or its delegate. Any such instrument shall be consistent with this Plan and incorporate it by reference. Subscribing such instrument and returning it to the designated Company representative as aforesaid shall constitute the Service Provider’s irrevocable agreement to and acceptance of the terms and conditions of the Award set forth in such instrument and of the Plan applicable to such Award.

(e)	The Committee may grant Awards that qualify as Performance-Based Compensation, as well as Awards that do not qualify as Performance-Based Compensation. Any provision of the Plan to the contrary notwithstanding, the Plan shall be interpreted, administered and construed to permit the Committee to grant Awards that qualify as Performance-Based Compensation as well as Awards that do not so qualify, and any provision of the Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

(f)	The Plan is intended to enable the Committee to grant Options that qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code, as well as Options and other Awards that do not qualify for such tax treatment. Any provision of the Plan to the contrary notwithstanding, the Plan shall be interpreted, administered and construed to enable the Committee to grant Options that qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code as well as Options and other Awards that do not qualify for such tax treatment, and any provision of the Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

4. Stock Subject to this Plan; Award Limits

(a)	Subject to the provisions below of Sections 4(c) and 4(d) and Section 10,

i.	the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards is 3,000,000 shares of Common Stock. Not more than 80% of such maximum aggregate number of shares may be issued pursuant to Options that are Incentive Stock Options; and

ii.	the maximum number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted during any calendar year to any Employee or other Service Provider is 200,000 shares of Common Stock; and

iii.	the maximum number of shares of Common Stock with respect to which any and all Awards other than Appreciation-Only Awards and Dollar-Denominated Awards may be granted in any one calendar year to any Employee or other Service Provider is 100,000 shares of Common Stock; and

iv.	no Employee or other Service Provider may receive more than $400,000 dollars (or the equivalent thereof in shares of Common Stock, based on Fair Market Value on the date as of which the number of shares is determined) in payment of Dollar-Denominated Awards that are granted to such Employee or other Service Provider in any one calendar year.

If, after any Award is earned or exercised, the issuance or transfer of shares of Common Stock or money is deferred, any amounts equivalent to dividends or other earnings during the deferral period (including shares which may be distributed in payment of any such amounts) shall be disregarded in applying the per Employee or other Service Provider limitations set forth above in clauses (ii), (iii) and (iv) of this Section 4(a). If, in connection with an acquisition of another company or all or part of the assets of another company by the Company or a Subsidiary, or in connection with a merger or other combination of another company with the Company or a Subsidiary, the Company either (A) assumes stock options or other stock incentive obligations of such other company, or (B) grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of such other company, then none of the shares of Common Stock that are issuable or transferable pursuant to such stock options or other stock incentives that are assumed or granted in substitution by the Company shall be charged against the limitations set forth in this Section 4(a) above.

(b)	Shares which may be issued pursuant to Awards may be authorized but unissued shares of Common Stock, or shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under this Plan or otherwise, as the Committee may from time to time determine, provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and until issued to a Service Provider or other rightful holder of an Award in accordance with the terms and conditions of such Award, be and at all times remain treasury shares of the Company, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

(c)	Subject to Section 4(e) below, the maximum aggregate number of shares set forth in Section 4(a)(i) above shall be charged only for the number of shares which are actually issued under the Plan; if any shares of Common Stock subject to an Award shall not be issued to a Service Provider and shall cease to be issuable to a Service Provider because of the termination, expiration, forfeiture or cancellation, in whole or in part, of such Award or the settlement of such Award in cash or for any other reason, or if any such shares shall, after issuance, be reacquired by the Company because of a Service Provider’s failure to comply with the terms and conditions of an Award, the shares not so issued, or the shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitations provided for in Section 4(a)(i) above and may again be made subject to Awards.

(d)	Subject to Section 4(e) below, if the purchase price of shares subject to an Option is paid in shares of Common Stock in accordance with the provisions of clause (iv) of Section 7(b) below, or if shares of Common Stock that are issued or issuable pursuant to an Award are withheld by the Company in accordance with Section 13(e) below in full or partial satisfaction of withholding taxes due in respect of the Award or the grant, exercise, vesting, distribution or payment of the Award, the number of shares surrendered to the Company in payment of the purchase price of the shares subject to the Option, or the number of shares that are withheld by the Company in payment of such withholding taxes, shall be added back to the maximum aggregate number of shares which may be issued pursuant to Awards under Section 4(a)(i) above, so that the maximum aggregate number of shares which may be issued pursuant to Awards under Section 4(a)(i) above shall have been charged only for the net number of shares that were issued by the Company pursuant to the Option exercise or the Award.

(e)	If and to the extent that the General Counsel determines that Section 4(c) or Section 4(d) above or Section 8(f) below shall cause the Company or the Plan to fail to satisfy any NASDAQ rules or listing standards that apply to the Company from time to time, or shall prevent Incentive Stock Options granted under the Plan from qualifying as Incentive Stock Options under Code Section 422, then to that extent (and only to that extent) Section 4(c), Section 4(d) or Section 8(f) shall be disregarded.

5. Incentive Awards

I.	Generally. Incentive Awards shall be subject to the following provisions:

(a)	Incentive Awards may be granted in lieu of, or as a supplement to, any other compensation that may have been earned by the Service Provider prior to the date on which the Incentive Award is granted.

The amount of an Incentive Award may be based upon (i) a specified number of shares of Common Stock or the Fair Market Value of a specified number of shares of Common Stock, or (ii) an amount not determined by reference to the Fair Market Value of a specified number of shares of Common Stock. Any Incentive Award may be paid in the form of money or shares of Common Stock valued at their Fair Market Value on the payment date, or a combination of money and such shares, as the Committee may provide. Performance Share Awards, Performance Unit Awards, Restricted Stock Awards and Restricted Stock Unit Awards are specific forms of Incentive Awards, but are not the only forms in which Incentive Awards may be made.

(b)	Any shares of Common Stock that are to be issued pursuant to an Incentive Award, and any money to be paid in respect of an Incentive Award, may be issued or paid to the Service Provider at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. In the event that any such issuance or payment shall not be made to the Service Provider at the time an Incentive Award is granted, the Committee may but need not provide that, until such shares are issued or money is paid in respect of the Award or until the Award is forfeited, and subject to such terms and conditions as the Committee may impose, the Award shall earn amounts equivalent to interest, dividends or another investment return specified by the Committee, which amounts may be paid as earned or deferred and reinvested, and which amounts may be paid either in money or shares of Common Stock, all as the Committee may provide.

(c)	Incentive Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the shares issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the shares issued pursuant thereto in designated circumstances, as the Committee may determine; provided, however, that upon the issuance of shares pursuant to any such Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Award. In the case of a Restricted Stock Award, the recipient shall pay the par value of the shares to be issued pursuant to the Award unless such payment is not required by applicable law.

II.	Performance Share Awards and Performance Unit Awards

(a)	Subject to the terms and conditions of the Plan, the Committee may grant any Service Provider a Performance Share Award and/or a Performance Unit Award. The Committee may but need not provide that a specified portion of the Performance Share Award or Performance Unit Award will be earned if the specified performance goal applicable to the Award is partially attained.

(b)	Subject to Section 6(b) below, the specified performance goal applicable to a Performance Share Award or Performance Unit Award may but need not consist, without limitation, of any one or more of the following: completion of a specified period of employment with or other service that benefits the Company or a Subsidiary or an Allied Enterprise, achievement of financial or operational goals, and/or the occurrence of a specified circumstance or event. The performance goal applicable to Performance Share Awards and Performance Unit Awards, and the other terms and conditions of such awards need not be the same for each award or each Service Provider to whom an award is granted. A Service Provider may (but need not) be granted Performance Share Awards and Performance Unit Awards each year, and the performance period applicable to any such Award may overlap with one or more years included in the performance period applicable to any earlier- or later-granted Award. Subject to Section 6(d) below, the Committee may retain discretion to adjust the determinations of the degree of attainment of the performance objectives applicable to Performance Share Awards and Performance Unit Awards.

(c)	Subject to Section 6(e) below, the Committee may but need not provide that, if the Service Provider’s death or disability or another circumstance or event specified by the Committee occurs before the performance goal applicable to a Performance Share Award or Performance Unit Award is attained, and irrespective of whether the performance goal is thereafter attained, the Performance Share Award or Performance Unit Award will be earned in whole or in part (as the Committee may specify).

(d)	The Committee may but need not provide for a Service Provider’s Performance Share Award or Performance Unit Award to be forfeited in whole or in part if such Participant’s employment by or other service that benefits the Company, a Subsidiary or an Allied Enterprise terminates for any reason before shares are issued or money is paid (as applicable) in full settlement of such Performance Share Award or Performance Unit Award.

(e)	Except as otherwise provided in the instrument evidencing a Performance Share Award or Performance Unit Award, Performance Share Awards and Performance Unit Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or to a Beneficiary.

6. Performance Measures and Other Provisions Applicable to Performance-Based Compensation Awards

(a)	Awards that the Committee intends to qualify as Performance-Based Compensation shall be granted and administered in a manner that will enable such Awards to qualify as Performance-Based Compensation.

(b)	The performance goal applicable to any Award (other than an Appreciation-Only Award) that the Committee intends to qualify as Performance-Based Compensation shall be based on earnings per share, total shareholder return, or any one or more of the following performance measures on a consolidated Company, business unit or divisional level, or by product or product line, as the Committee may specify: net sales, net income, operating income, return on equity, return on capital, or cash flow. The Committee shall select the performance measure or measures on which the performance goal applicable to any such Award shall be based and shall establish the levels of performance at which such Award is to be earned in whole or in part. Any such performance measure or combination of such performance measures may apply to the Service Provider’s Award in its entirety or to any designated portion or portions of the Award, as the Committee may specify. The foregoing performance measures shall be determined in accordance with generally accepted accounting principles (“GAAPs”) to the extent that GAAPs define such performance measures, and otherwise shall be determined in accordance with any customary and reasonable definition the Committee approves. However, notwithstanding the preceding sentence, unless the Committee determines otherwise prior to payment of an Award to which this Section 6(b) applies, and subject to any exercise of “negative discretion” by the Committee, extraordinary, unusual or non-recurring items; discontinued operations; effects of accounting changes; effects of currency fluctuations; effects of financing activities (by way of example, without limitation, effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; effects of acquisitions and acquisition expenses; and effects of divestitures and divestiture expenses, any of which affect any performance goal applicable to such Award (including, without limitation, earnings per share but excluding total shareholder return) shall be automatically excluded or included in determining the extent to which the performance goal has been achieved, whichever will produce the higher Award.

(c)	Any provision of the Plan to the contrary notwithstanding, but subject to Section 6(e), Section 9 and Section 10 below, Awards to which Section 6(b) above applies shall (i) “be paid solely on account of the attainment of one or more preestablished, objective performance goals” (within the meaning of Treasury Regulation 1.162-27(e)(2) or its successor) over a period of one year or longer, which performance goals shall be based upon one or more of the performance measures set forth in Section 6(b) above, and (ii) be subject to such other terms and conditions as the Committee may impose.

(d)	The terms of the performance goal applicable to any Award to which Section 6(b) above applies shall preclude discretion to increase the amount of compensation that would otherwise be due upon attainment of the goal.

(e)	An Award to which Section 6(b) above applies may be earned in whole or in part if the Service Provider’s death or disability or a Change in Control or another circumstance or event specified by the

Committee occurs before the performance goal applicable to the Award is attained, and irrespective of whether the performance goal applicable to the Award is thereafter attained, but only if and to the extent that (i) the Committee so provides with respect to such Award, and (ii) the Award will nevertheless qualify as Performance-Based Compensation if the performance goal applicable to such Award is attained and the Service Provider’s death or disability, a Change in Control or any such other circumstance or event specified by the Committee does not occur.

7. Options. Options shall be subject to the following provisions and such other terms and conditions, consistent with the following provisions, as the Committee may provide in the instrument evidencing the Options:

(a)	Subject to the provisions of Section 10, the purchase price per share shall be, in the case of an Incentive Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted (or in the case of any optionee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than 110% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted) and, in the case of a Non-Statutory Stock Option, not less than the par value of a share of Common Stock on the date the Non-Statutory Stock Option is granted. Subject to the foregoing limitations, the purchase price per share may, if the Committee so provides at the time of grant of an Option, be indexed to the increase or decrease in an index specified by the Committee.

(b)	The purchase price of shares subject to an Option may be paid in whole or in part (i) in money, (ii) by bank-certified, cashier’s or personal check subject to collection, (iii) if so provided in the Option and subject to Section 402 of the Sarbanes-Oxley Act of 2002 as amended from time to time and subject to such terms and conditions as the Committee may impose, by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the shares acquired by exercise of the option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price, or (iv) if so provided in the Option and subject to such terms and conditions as may be specified in the Option, in shares of Common Stock which have been owned by the optionee for at least six months or which were acquired on the open market and which are surrendered to the Company actually or by attestation. Shares of Common Stock thus surrendered shall be valued at their Fair Market Value on the date of exercise.

(c)	Options may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, a Subsidiary or an Allied Enterprise, as the Committee may determine when the Option is granted. The consideration for the grant of options may consist of the discharge of an obligation of the Company or an Affiliate. Subject to the foregoing and the other provisions of this Section 7, each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Committee may determine. Without limiting the foregoing, an Option may (but need not) provide by its terms that it will become exercisable in whole or in part upon the completion of specified periods of service or earlier achievement of one or more performance objectives specified therein, or that it will become exercisable only if one or more performance goals specified therein are achieved. The Committee may at any time accelerate the date on which an Option becomes exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the instrument evidencing the Option, an Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.

(d)

Subject to Section 13(a) below, each Option shall be exercisable during the life of the optionee only by him or his guardian or legal representative, and after death only by his Beneficiary. Notwithstanding any other provision of this Plan, (i) no Option shall be exercisable after the tenth anniversary of the date on which the Option was granted, and (ii) no Incentive Stock Option which is granted to any optionee who, at the time such Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five (5) years from the date such Option is granted. If an Option is granted for a term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than on the tenth anniversary of the date on which the Option was granted, and no additional consideration need be received by the Company in exchange for such extension. Subject to the foregoing provisions of this Section 7(d), the Committee may but need not provide for an Option to be exercisable after termination of the Service Provider’s employment or other service for any period and subject to any terms and conditions that the Committee may determine.

(e)	An Option may, but need not, be an Incentive Stock Option; provided that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options may be exercisable for the first time by any Employee during any calendar year (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 unless the Code is amended to allow a higher dollar amount.

(f)	Shares purchased pursuant to the exercise of an Option shall be issued to the person exercising the Option as soon as practicable after the Option is properly exercised. However, the Committee may (but need not) permit the person exercising an Option to elect to defer the issuance of shares purchased pursuant to the exercise of the Option on such terms and subject to such conditions and for such periods of time as the Committee may in its discretion provide. In the event of such deferral, the Committee may (but need not) pay the person who exercised the Option amounts equivalent to any dividends paid on or reinvested in such shares during the deferral period. Such amounts may be paid in cash or shares, as the Committee may provide.

(g)	The Committee shall not have the authority to reduce the exercise price of outstanding Options, except as permitted by Section 10 below (relating to adjustments for changes in capitalization and similar adjustments).

(h)	No Employee shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4) or a successor thereto) during the six months after the Employee’s receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code Sections 414(b), (c), (m) or (o) containing a cash or deferred arrangement under Section 401(k) of the Code. The preceding sentence shall not apply if and to the extent that the General Counsel determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

(i)	No option shall be exercisable unless and until the Company (i) obtains the approval of all regulatory bodies whose approval the General Counsel may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by the General Counsel.

(j)	An Option shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of shares with respect to which the Option is being exercised, is received by the designated representative of the Company on a properly completed form approved for this purpose by the Committee, accompanied by full payment of the Option exercise price in one or more of the forms authorized in the instrument evidencing such Option and described in Section 7(b) above for the number of shares to be purchased. No Option may at any time be exercised with respect to a fractional share unless the instrument evidencing such Option expressly provides otherwise.

8. Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the Plan, as shall from time to time be determined by the Committee and to the following terms and conditions:

(a)

Stock Appreciation Rights that are granted under the Plan may be linked to all or any part of an Option (“Linked Stock Appreciation Rights”), or may be granted without any linkage to an Option (“Free-Standing

Stock Appreciation Rights”). Linked Stock Appreciation Rights may be granted on the date of grant of the related Option or on any date thereafter, as the Committee may determine.

(b)	Linked Stock Appreciation Rights may be granted either as an alternative or a supplement to the Option to which they are linked (the “related” Option). Linked Stock Appreciation Rights that are granted as an alternative to the related Option may only be exercised when the related Option is exercisable, and at no time may a number of such Linked Stock Appreciation Rights be exercised that exceeds the number of shares with respect to which the related Option is then exercisable. Upon exercise of Linked Stock Appreciation Rights that are granted as an alternative to an Option, the holder shall be entitled to receive the amount determined pursuant to Section 8(e) below. Exercise of each such Linked Stock Appreciation Right shall cancel the related Option with respect to one share of Common Stock purchasable under the Option. Linked Stock Appreciation Rights that are granted as a supplement to the related Option shall entitle the holder to receive the amount determined pursuant to Section 8(e) below if and when the holder purchases shares under the related Option or at any subsequent time specified in the instrument evidencing such Stock Appreciation Rights.

(c)	Stock Appreciation Rights may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, a Subsidiary or an Allied Enterprise, as the Committee may determine when the Stock Appreciation Rights are granted. The consideration for the grant of Stock Appreciation Rights may consist of the discharge of an obligation of the Company or an Affiliate. Subject to the foregoing and the other provisions of this Section 8, Stock Appreciation Rights may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times and subject to such terms and conditions, as the Committee may determine. Without limiting the foregoing, Stock Appreciation Rights may (but need not) provide by their terms that they will become exercisable in whole or in part upon the completion of specified periods of service or earlier achievement of one or more specified performance objectives, or that they will become exercisable only if one or more specified performance goals are achieved. The Committee may at any time accelerate the date on which Stock Appreciation Rights become exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Plan or the instrument evidencing the Stock Appreciation Rights, Stock Appreciation Rights, to the extent they become exercisable, may be exercised at any time in whole or in part until they expire or terminate.

(d)	No Free-Standing Stock Appreciation Rights or Linked Stock Appreciation Rights that are granted as a supplement to the related Option shall be exercisable after the tenth anniversary of the date on which the Stock Appreciation Rights were granted, and no Linked Stock Appreciation Rights that are granted as an alternative to the related Option shall be exercisable after the related Option ceases to be exercisable. If the Committee grants Stock Appreciation Rights for a lesser term than that permitted by the preceding sentence, the Committee may, at any time prior to expiration of the Stock Appreciation Rights, extend their term to the maximum term permitted by the preceding sentence, and no additional consideration need be received by the Company in exchange for such extension. Subject to the foregoing provisions of this Section 8(d), the Committee may but need not provide for Stock Appreciation Rights to be exercisable after termination of the Service Provider’s employment or other service for any period and subject to any terms and conditions that the Committee may determine.

(e)

Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to receive an amount of money, or a number shares of Common Stock that have a Fair Market Value on the date of exercise of such Stock Appreciation Rights, or a combination of money and shares valued at Fair Market Value on such date, as the Committee may determine, equal to the amount by which the Fair Market Value of a share of Common Stock on the date of such exercise exceeds the Exercise Price (as hereafter defined) of the Stock Appreciation Rights, multiplied by the number of Stock Appreciation Rights exercised; provided that in no event shall a fractional share be issued unless the instrument evidencing such Stock Appreciation Rights expressly provides otherwise. In the case of Linked Stock Appreciation Rights that are granted as an alternative to the related Option, the Exercise Price shall be the price at which shares may be purchased under the related Option. In the case of Linked Stock Appreciation Rights that are granted as a supplement to the related Option, and in the case of Free-Standing Stock Appreciation Rights, the Exercise Price shall be the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Rights were granted, unless the Committee specified a different price when the Stock Appreciation Rights were granted (which shall not be less than the par value of the Common Stock).

(f)	Subject to Section 4(e) above, (i) the limitations set forth in Section 4(a)(i) above shall be charged only for the number of shares which are actually issued in settlement of Stock Appreciation Rights; and (ii) in the case of an exercise of Linked Stock Appreciation Rights that were granted as an alternative to the related Option, if the number of shares of Common Stock previously charged against such limitations on account of the portion of the Option that is cancelled in connection with such exercise in accordance with Section 8(b) exceeds the number of shares (if any) actually issued pursuant to such exercise, the excess may be added back to the maximum aggregate number of shares available for issuance under the Plan.

(g)	Subject to Section 13(a) below, Stock Appreciation Rights shall be exercisable during the life of the Service Provider only by him or his guardian or legal representative, and after death only by his Beneficiary.

(h)	The Committee shall not have the authority to reduce the exercise price of outstanding Stock Appreciation Rights, except as permitted by Section 10 below (relating to adjustments for changes in capitalization and similar adjustments).

9. Certain Change in Control, Termination of Service, Death and Disability Provisions. The Committee may at any time, and subject to such terms and conditions as it may impose:

(a)	authorize the holder of an Option or Stock Appreciation Rights to exercise the Option or Stock Appreciation Rights (i) on and after a Change in Control, or (ii) after the termination of the participant’s employment or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, or (iii) after the participant’s death or disability, whether or not the Option or Stock Appreciation Rights would otherwise be or become exercisable on or after any such event, provided that in no event may an Option or Stock Appreciation Rights be exercised after the expiration of their term;

(b)	grant Options and Stock Appreciation Rights, which become exercisable only in the event of a Change in Control;

(c)	provide for Stock Appreciation Rights to be exercised automatically and only for money in the event of a Change in Control;

(d)	authorize any Award to become non-forfeitable, fully earned and payable (i) upon a Change in Control, or (ii) after the termination of the Service Provider’s employment with or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, or (iii) after the Service Provider’s death or disability, whether or not the Award would otherwise be or become non-forfeitable, fully earned and payable upon or after any such event;

(e)	grant Awards which become non-forfeitable, fully earned and payable only in the event of a Change in Control; and

(f)	provide in advance or at the time of a Change in Control for money to be paid in settlement of any Award in the event of a Change in Control, either at the election of the participant or at the election of the Committee.

10. Adjustment Provisions. In the event that any recapitalization, or reclassification, split-up, reverse split, or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall be, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or any other entity or person, or a spin-off or a record date for determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock or other property (other than normal cash dividends) shall occur, (a) the maximum aggregate number and the class of shares or other securities or property that may be issued in accordance with Section 4(a)(i) above pursuant to Awards thereafter granted, (b) the maximum number and the class of shares or other securities or property with respect to which Options or Stock Appreciation Rights, or Awards other than Appreciation-Only Awards and Dollar-Denominated Awards, may be granted during any calendar year to any Employee or other Service Provider pursuant to Section 4(a)(ii) or 4(a)(iii) above, (c) the number and the class of shares or other securities or property that may be issued or transferred under outstanding Awards, (d) the purchase price to be paid per share under outstanding and future Awards, and (e) the price to be paid per share by the Company or a Subsidiary for shares or other securities or property issued pursuant to Awards which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted; provided that with respect to Incentive Stock Options any such adjustments shall comply with Sections 422 and 424 of the Code.

11. Effective Date and Duration of Plan. The Plan shall be effective on the date on which the shareholders of the Company approve it either (a) at a duly held stockholders’ meeting, or (b) by the written consent of the holders of a majority of the securities of the Company entitled to vote, in accordance with any applicable provisions of the Delaware General Corporation Law. If the Plan is not so approved by shareholders, the Plan shall be null, void and of no force or effect. If so approved, Awards may be granted within ten years after the date of such approval by shareholders, but not thereafter. In no event shall an Incentive Stock Option be granted under the Plan more than ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

12. Administration.

(a)	The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board. No person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he shall satisfy any director independence requirements then applicable to service on such committee under any NASDAQ rules or listing standards that apply to the Company at such time. Unless the Board determines otherwise, such committee shall also be comprised solely of “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code and Treasury Regulation Section 1.162-27(e)(3), and “non-employee directors” as defined in SEC Rule 16b-3.

(b)

The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem necessary for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee shall, subject to the provisions of the Plan, have full power and discretion to interpret, administer and construe the Plan and full authority to make all determinations and decisions thereunder including without limitation the authority and discretion to (i) determine the persons who are Service Providers and select the Service Providers who are to participate in the Plan, (ii) determine when Awards shall be granted, (iii) determine the number of shares and/or amount of money to be made subject to each Award, (iv) determine the type of Award to grant, (v) determine the terms and conditions of each Award, including the exercise price, in the case of an Option or Stock Appreciation Rights, and whether specific Awards shall be linked to one another and if so whether they shall be alternative to or supplement one another, (vi) make any adjustments pursuant to Section 10 of the Plan, and (vii) determine whether or not a specific Award is intended to qualify as Performance-Based Compensation. Without limiting the generality of the foregoing, the Committee shall have the authority to establish and administer performance goals applicable to Awards, and the authority to certify that such performance goals are attained, within the meaning of Treasury Regulation Section 1.162-27(c)(4). The interpretation by the Committee of the terms and provisions of the Plan and any instrument issued thereunder, and its administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, Allied Enterprises, all participants and Service Providers, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

(c)	Members of the Board of Directors and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

13. General Provisions.

(a)	No Award, including without limitation any Option or Stock Appreciation Rights, shall be transferable by the Service Provider or other rightful holder of such Award other than by will or the laws of descent and distribution or to a Beneficiary. The preceding sentence and any other provision of the Plan to the contrary notwithstanding, the Committee may (but need not) permit a Service Provider to transfer any Award, other than an Incentive Stock Option or any other Award that is linked to an Incentive Stock Option, during his lifetime to such other persons and such entities and on such terms and subject to such conditions as the Committee may provide in the instrument evidencing such Award.

(b)	Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment or other service of the Company or a Subsidiary or an Allied Enterprise, or shall affect the right of the Company or a Subsidiary or any Allied Enterprise to terminate the employment or other service of any person at any time with or without cause.

(c)	No shares of Common Stock shall be issued or transferred pursuant to an Award unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of the General Counsel, been satisfied. Any such issuance or transfer shall be contingent upon the person acquiring the shares giving the Company any assurances the General Counsel may deem necessary or desirable to assure compliance with all applicable legal requirements.

(d)	No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock (i) allocated, or (ii) reserved for the purposes of this Plan, or (iii) subject to any Award, except as to such shares of Common Stock, if any, as shall have been issued to him.

(e)	The Company and its Subsidiaries and any Allied Enterprises may make such provisions as they may deem appropriate for the withholding of any taxes which they determine they are required to withhold in connection with any Award. Without limiting the foregoing, the Committee may, subject to such terms and conditions as it may impose, permit or require any withholding tax obligation arising in connection with any Award or the grant, exercise, vesting, distribution or payment of any Award, up to the minimum required federal, state and local withholding taxes, including payroll taxes, to be satisfied in whole or in part, with or without the consent of the Service Provider or other rightful holder of the Award, by having the Company withhold all or any part of the shares of Common Stock that vest or would otherwise be issued or distributed at such time. Any shares so withheld shall be valued at their Fair Market Value on the date of such withholding.

(f)	Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers, employees, consultants or Service Providers generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan. A Service Provider may be granted an Award whether or not he is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company.

(g)	The Company’s obligation to issue shares of Common Stock or to pay money in respect of any Award shall be subject to the condition that such issuance or payment would not impair the Company’s capital or constitute a breach of or cause the Company to be in violation of any covenant, warranty or representation made by the Company in any credit agreement to which the Company is a party before the date of grant of such Award.

(h)	By accepting any benefits under the Plan, each Service Provider, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, its agents and employees, and the Board of Directors and the Committee.

(i)	The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Delaware, but without giving effect to the principles of conflicts of laws thereof. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought. A Service Provider’s acceptance of any Award shall constitute his irrevocable and unconditional waiver of the right to a jury trial in any action or proceeding concerning the Award, the Plan or any rights or obligations of the Service Provider or the Company under or with respect to the Award or the Plan.

(j)	The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

14. Amendment and Termination. Subject to any applicable shareholder approval requirements of Delaware or federal law, NASDAQ rules or listing standards, or the Code, the Plan may be amended by the Board of Directors at any time and in any respect, including without limitation to permit or facilitate qualification of Options theretofore or thereafter granted (a) as Incentive Stock Options under the Code, or (b) for such other special tax treatment as may be enacted on or after the date on which the Plan is approved by the Board, provided that, without stockholder approval, no amendment shall increase the aggregate number of shares which may be issued under the Plan, or shall permit the exercise price of outstanding Options or Stock Appreciation Rights to be reduced, except as permitted by Section 10 hereof. The Plan may also be terminated at any time by the Board of Directors. No amendment or termination of this Plan shall adversely affect any Award granted prior to the date of such amendment or termination without the written consent of the holder of such Award.

Appendix B

ANGIODYNAMICS, Inc.

EMPLOYEE STOCK PURCHASE PLAN

(As amended)

1. Purpose: This Plan is intended to provide an opportunity for employees of ANGIODYNAMICS, Inc. (“ANGIODYNAMICS”) and its designated subsidiaries to invest in ANGIODYNAMICS common stock, par value $.01, or such other class or kind of shares or other securities resulting from the application of Section 11 (“Common Stock”). It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of Section 423 and related sections of the code.

2. Definitions:

(a)	“Board” shall mean the Board of Directors of ANGIODYNAMICS.

(b)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(c)	“Common Stock” shall mean the Common Stock, $.01 par value, of ANGIODYNAMICS.

(d)	“Company” shall mean ANGIODYNAMICS, Inc., a Delaware corporation, and any Designated Subsidiary of the Company.

(e)	“Compensation” shall mean all cash compensation received by an Employee from the Company or a Designated Subsidiary and includable in the Employee’s gross income for federal income tax purposes, other than any taxable reimbursements. By way of illustration, but not limitation, “Compensation” shall include regular compensation such as salary, wages, overtime, shift differentials, bonuses, commissions, and incentive compensation, but shall exclude relocation reimbursements, expense reimbursements, tuition or other reimbursements, and income realized as a result of participation in any stock option, stock purchase, or similar plan of the Company or any Designated Subsidiary.

(f)	“Designated Subsidiary” shall mean any Subsidiary of the Company designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(g)	“Employee” shall mean any individual who is treated as a common law employee of the Company for payroll and employment tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company, except that where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed by either statute or contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(h)	“Fair Market Value” shall mean, as of any date, the value of Common Stock determined as the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on The Nasdaq Stock Market for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. In absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(i)	“Offering Commencement Date” shall mean the first day of each Offering Period.

(j)	‘Offering Period’ shall mean a period of approximately 26 weeks during which funds may be accumulated under the Plan for the purchase of Common Stock, commencing and ending as follows:

i.	Commencing on the first Trading Day following the last day of the Company’s first fiscal quarter and ending on the last trading day of the Company’s third fiscal quarter;

ii.	Commencing on the first Trading Day following the end of the Company’s third fiscal quarter and ending on the last trading day of the Company’s first fiscal quarter;

(l)	“Participant” shall mean an eligible Employee who has elected to participate in the Plan.

(m)	“Plan” shall mean this AngioDynamics Inc. Employee Stock Purchase Plan.

(n)	“Purchase Date” shall mean the last day of each Purchase Period.

(o)	“Purchase Period” shall mean a period of approximately 26 weeks commencing and ending as follows:

i.	Commencing on the first Trading Day following the last day of the Company’s first fiscal quarter and ending on the last trading day of the Company’s third fiscal quarter;

ii.	Commencing on the first Trading Day following the end of the Company’s third fiscal quarter and ending on the last trading day of the Company’s first fiscal quarter;

(p)	“Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Offering Commencement Date or on the Purchase Date, whichever is lower provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 15 of this Plan.

(p)	“Reserves” shall mean the number of shares of Common Stock that have been authorized for issuance under the Plan, but not yet purchased by Participants.

(q)	“Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or another Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(r)	“Trading Day” shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3. Eligibility: Stock offered under the Plan may be purchased by each person who on the first business day of an “Offering Period”:

(a)	is an employee;

(b)	has been employed by the Company in a full-time capacity for at least 3 months, with a customary working schedule of 20 or more hours per week and more than five months in a calendar year; and

(c)	does not own 5% or more of the total combined value or voting power of all classes of outstanding stock of the Company or its subsidiaries.

4. Contribution Limits: The following limitations apply to subscriptions under the Plan:

(a)	All subscriptions must be for full shares.

(b)	The maximum contribution that may be subscribed for on a Purchase Date shall not exceed $9,000.

(c)	As specified by Section 423(b)(8) of the Code, an Employee may be granted purchase rights under the Plan only if such purchase rights, together with any other rights granted under all employee stock purchase plans of ANGIODYNAMICS or its subsidiaries, do not permit such Employee’s rights to purchase stock worth more than $25,000 (determined based on the Fair Market Value of such stock on the first day of the Offering Period(s) for each calendar year in which the Offering Period(s) is in effect.

5. Method of Payment: Payment for purchase of the common stock will follow the following procedure:

(a)	Prior to the beginning of each Offering Period, eligible Employees must indicate if they are going to participate in the Plan.

(b)

A Participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one (1%) and not more than fifteen (15%) percent (or such greater percentage as the Board may establish from time to time before an Offering Date) of such Participant’s Compensation on each payday during the Offering Period. All payroll deductions withheld from a Participant’s Compensation shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

(c)	A Participant may not participate in more than one Offering Period at a time.

(d)	A Participant may discontinue his or her participation in the Plan as provided in Section 8, or, on one occasion only during a Purchase Period may increase or decrease the rate of his or her contributions with respect to that Purchase Period by completing and filing with the Company new enrollment documents authorizing a change in payroll deduction rate. The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new enrollment documents, if the documents are completed at least three business days prior to such date and, if not, as of the beginning of the next succeeding payroll period.

(e)	Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5(b) herein, a Participant’s payroll deductions may be decreased during any Offering Period. In such event, payroll deductions shall recommence at the rate provided in such participant’s enrollment documents at the beginning of the next Offering Period, unless terminated by the Participant.

(f)	At the time Common Stock is purchased by a Participant pursuant to the Plan, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for federal, state, or other tax withholding obligations, if any, arising upon the exercise of the Participant’s purchase rights or the disposition of the Common Stock. The Company may, but shall not be obligated to, withhold from the Participant’s Compensation the amount necessary for the Company to meet applicable withholding obligations related to the Participant’s tax obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee that may be available to it.

6. Exercise of Purchase Right: Unless a Participant withdraws from the Plan as provided in Section 8 hereof, or except to the extent that the limitation of Section 423(b)(8) of the Code would otherwise be violated, his or her right and election to purchase of shares shall be exercised automatically on the Purchase Date, and the maximum number of full shares subject to the purchase right shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in the Participant’s account. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant’s account that are insufficient to purchase a full share shall be retained in the Participant’s account for the subsequent Purchase Period, subject to earlier withdrawal by the Participant as provided in Section 8 hereof. Any other funds left over in a Participant’s account after the Purchase Date shall be returned to the Participant. During a Participant’s lifetime, a Participant’s right to purchase shares hereunder is exercisable only by him or her.

7. Delivery: As promptly as practicable after each Purchase Date on which a purchase of shares occurs, the Company shall arrange for the delivery to each Participant’s account with the broker designated by the Board.

8. Withdrawal: (a) A Participant may withdraw all, but not less than all, the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time on or before fifteen (15) calendar days before the Purchase Date by giving written notice to the designated human resources representative of the Company in the form provided by the Company. All of the Participant’s payroll deductions credited to his or her account shall be paid to such Participant promptly after receipt of notice of withdrawal, such Participant’s purchase right for the Offering Period shall automatically be terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period or any Offering Period thereafter unless the Participant delivers to the Company a new subscription agreement. (b) A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any succeeding Offering Period commencing after the termination of the Offering Period from which the Participant withdraws.

9. Employment: Upon a Participant’s ceasing to be an Employee for any reason at any time prior to a Purchase Date of an Offering Period, he or she shall be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to such Participant’s account during such Offering Period shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12 hereof, and such Participant’s purchase right shall be automatically terminated.

10. No Interest: No interest shall accrue to be payable on the payroll deductions of a Participant in the Plan.

11. Number of Shares to be Offered: Subject to adjustment as provided in Section 15, without the authorization of the Board of Directors, the maximum aggregate number of shares to be offered under the Plan will be 400,000 shares of Common Stock. Any shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market. If on a given Purchase Date the number of shares with respect to which options are to be exercised exceeds the number of share then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

12. Designation of Beneficiary:

(a)	A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which purchase rights are exercised, but before delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death before exercise of the purchase rights.

(b)	Such designation of beneficiary may be changed by the Participant at any time with written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant or, if to the best of the Company’s knowledge no such executor or administrator has been appointed, the Company, in its discretion, may deliver such shares and/or cash to the Participants spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent, or relative is known to the Company, then to such other person as the Company may designate.

13. Purchase Rights Not Transferable: Purchase rights granted under the Plan shall not be transferable by an Employee and shall be exercisable only by such Employee. Except as set forth in Section 12, there will be no limitation on an Employee’s right to sell or otherwise transfer stock issued under the Plan, except as outlined in the ANGIODYNAMICS insider trading policy.

14. Use of Funds: All payroll deductions received or held by the Company under the Plan shall be general corporate funds and as such may be used by the Company for any corporate purposes, and the Company shall not be obligated to segregate such payroll deductions or pay interest thereon.

15. Adjustments: Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger, or Asset Sale.

(a)

Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each Participant may purchase per Purchase Period, as well as the class and/or price per share of Common Stock which has not yet been purchased pursuant to the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final and binding on all parties. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or of securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock.

(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Purchase Date (the “New Purchase Date”), and shall terminate immediately before the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Purchase Date shall be before the date of the Company’s proposed dissolution or liquidation. The Board shall notify each Participant in writing, at least ten (10) business days before the New Purchase Date, that the Purchase Date has been changed to the New Purchase Date and that the Participant’s purchase rights shall be exercised automatically on the New Purchase Date, unless before such date the Participant has withdrawn from the Offering Period as provided in Section 8 hereof.

(c)	Merger or Asset Sale. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Plan shall be assumed, or an equivalent plan substituted, by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume the Plan or substitute an equivalent Plan, the Offering Period then in progress shall be shortened by setting a new Purchase Date (the “New Purchase Date”). The New Purchase Date shall be before the date of the Company’s proposed sale or merger. The Board shall notify each Participant in writing, at least ten (10) business days before the New Purchase Date, that the Purchase Date has been changed to the New Purchase Date and that the Participant’s purchase rights shall be exercised automatically on the New Purchase Date, unless before such date the Participant has withdrawn from the Offering Period as provided in Section 8 hereof.

16. Amendment or Termination:

(a)	The Board may at any time, and from time-to-time, terminate, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of ANGIODYNAMICS is required as to such modification or amendment under (i) Section 423 of the Code or any regulations promulgated thereunder, or (ii) under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or any successor provisions (“Rule 16b-3”), or (iii) under applicable listing requirements, the Board may not effect such modification or amendment without such approval.

(b)	The Board shall have the right to amend or modify the terms and provisions of the Plan and of any purchase rights previously granted under the Plan to the extent necessary to ensure the continued qualification of the Plan under Section 423 of the Code and any regulations promulgated thereunder and, if applicable, Rule 16b-3.

17. General:

(a)	All eligible Employees will have the same purchase rights and privileges under the Plan.

(b)	The Plan will be administered by the Board. The Director, Human Resources of the Company will be charged with day-to-day administration of the Plan, subject to the direction of the Board. The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Board. Determinations made by the Board with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and all participants in the Plan, their heirs and legal representatives.

(c)	Subscriptions, notices and actions under the Plan will be on such forms as ANGIODYNAMICS may provide.

(d)	No fractional shares may be subscribed for and no fractional shares or scrip will be issued or sold.

(e)	The provisions of the Plan shall be governed by the laws of the State of New York without resort to that state’s conflicts of law rules.

(f)	This Plan and the purchase rights granted pursuant to the Plan shall not confer upon an Employee any right to continued employment with the Company, nor shall it interfere, in any way, with the right of the Company to modify the Employee’s compensation, duties and responsibilities, or the Company’s authority to terminate the Employee’s employment.

(g)	This Plan shall not confer upon an Employee any rights as an owner of shares of Common Stock until the Employee exercises purchase rights granted pursuant to the Plan.

18. Duration of Plan: The Plan shall become effective at the first Offering Commencement Date following its adoption by the Board, subject to approval by the shareholders in accordance with Treasury Regulations Section 1.423-2(c) within 12 months before or after its adoption by the Board. Once effective, the Plan shall continue in effect for a term of ten (10) years unless sooner terminated by the Board pursuant to Section 16 hereof.

19. Additional Restrictions of Rule 16b-3: The terms and conditions of this Plan, and the purchase of shares by persons subject to Section 16 of the Exchange Act, shall comply with the applicable provisions of Rule 16b-3. In the cases of any such persons, this Plan shall be deemed to contain, and the transfer of shares issued pursuant to this Plan shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions on behalf of such persons.

603 QUEENSBURY AVE. QUEENSBURY, NY 12804

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by AngioDynamics, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to AngioDynamics, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ANGOD1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

ANGIODYNAMICS, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the election of each Class II director nominee listed below. Vote On Directors		☐	☐	☐	______________________________
1.

To elect three Class II directors to serve for the ensuing three years and until their successors shall be elected and qualified;

Nominees for Class II director- Term

Ending 2011:

01)   Vincent A. Bucci

02)   Howard W. Donnelly

03)   Charles T. Orsatti

Vote On Proposals
							For	Against	Abstain
The Board of Directors recommends that you vote FOR each of the proposals below.
2.	To ratify the appointment of PricewaterhouseCoopers LLP as AngioDynamics’ independent registered public accounting firm for the fiscal year ending May 31, 2009.						☐	☐	☐
3.	To amend AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 2,000,000 to 3,000,000.						☐	☐	☐
4.	To amend AngioDynamics’ Employee Stock Purchase Plan to increase the aggregate number of shares of common stock that may be offered under the plan from 200,000 to 400,000.						☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.				☐
Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of AngioDynamics, Inc. will be held on Tuesday, October 21, 2008, at 9:00 a.m. (PDT), at The Fairmont Sonoma Mission Inn, 100 Boyes Boulevard, Sonoma, California. Stockholders owning shares at the close of business on August 28, 2008, are entitled to attend and vote at the meeting. Stockholders will vote on the election of three members of the board of directors, vote on the ratification of AngioDynamics’ independent registered public accountants for the fiscal year ending May 31, 2009, vote on an amendment to AngioDynamics’ 2004 Stock and Incentive Award Plan to increase the total number of shares of common stock reserved for issuance under the plan from 2,000,000 to 3,000,000, vote on an amendment to AngioDynamics’ Employee Stock Purchase Plan to increase the aggregate number of shares of common stock that may be offered under the plan from 200,000 to 400,000 and transact such other business as may properly come before the meeting.

DETACH PROXY CARD HERE

PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING, OCTOBER 21, 2008

The undersigned holder of common stock of AngioDynamics, Inc., a Delaware corporation (the “Company”), hereby Appoints Eamonn P. Hobbs and D. Joseph Gersuk, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Company to be held at The Fairmont Sonoma Mission Inn, 100 Boyes Boulevard, Sonoma, California, on October 21, 2008, at 9:00 a.m. (PDT), and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

The votes entitled to be cast by the undersigned will be cast as instructed. If this Proxy is executed, but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director, and “FOR” proposals 2, 3 and 4, each of which is set forth on the reverse side hereof. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting and any adjournment or postponement thereof.

Address Changes/Comments: ____________________________________________________________
_______________________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)